united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

1445 Research Blvd, Suite 530, Rockville, MD 20850

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 6/30

Date of reporting period: 6/30/22

Item 1. Reports to Stockholders.

Annual Report

June 30, 2022

Quantified Managed Income Fund	Quantified Market Leaders Fund
Investor Class Shares QBDSX	Investor Class Shares QMLFX
Advisor Class Shares QBDAX	Advisor Class Shares QMLAX

Quantified Alternative Investment Fund	Quantified STF Fund
Investor Class Shares QALTX	Investor Class Shares QSTFX
Advisor Class Shares QALAX	Advisor Class Shares QSTAX

Quantified Pattern Recognition Fund	Quantified Tactical Fixed Income Fund
Investor Class Share QSPMX	Investor Class Shares QFITX

Quantified Evolution Plus Fund	Quantified Common Ground Fund
Investor Class Shares QEVOX	Investor Class Shares QCGDX

Quantified Tactical Sectors Fund	Quantified Rising Dividend Tactical Fund
Investor Class Shares QTSSX	Investor Class Shares QRDTX

Quantified Government Income Tactical Fund
Investor Class Shares QGITX

1-855-64-QUANT (1-855-647-8268)

www.advisorspreferred.com

Distributed by Ceros Financial Services, Inc.

August 24, 2022

Dear Shareholders:

This Annual Report for the Quantified Funds covers the period from July 1, 2021–June 30, 2022. The Quantified Funds are a series of Funds, sub-advised by Flexible Plan Investments, Ltd., actively managed using dynamic asset allocation. The Quantified Funds are created to work together in portfolios to seek return and manage risk for an investor through changing market conditions.

The Quantified Alternative Investment Fund returned -1.99% for the Investor Class shares for the year and -2.45% for the Advisor Class shares compared with a decline of -4.33% for the HFRX Global Hedge Fund Index and a loss of -10.62% for the S&P 500 Total Return Index. The sector rotation portion of the Fund, specifically the Financial Services sector, had the largest positive contribution to the Fund in the third quarter while the Materials sector had the largest contribution in the fourth quarter. In the first quarter of 2022, the Traditional Energy sector had the largest positive contribution. The Fund’s futures hedging exposure had a negative contribution to the performance. Commodities provided the largest positive contribution in the asset class rotational portion of the Fund during the second quarter of 2022. The cash position was just over 44% at the end of the period, signifying a higher-than-average risk environment. The Fund’s futures hedging exposure had a positive contribution to performance for the quarter.

The Quantified Common Ground Fund was developed to invest in common stocks and bonds of issuers that can be considered compliant with both ESG (Environmental, Social and Governance) and BRI (Biblically Responsible Investing) standards. The Fund returned 6.35% for the year versus a negative return of -11.01% of the S&P Composite 1500 Total Return Index. Healthcare and Technology were the top contributors to performance for the third quarter of 2021 while Healthcare and Consumer Staples were the top contributors to performance for the fourth quarter. Utilities provided superior performance in the first quarter of 2022, though the Packaged Foods industry contributed significantly to returns as well. Packaged Foods remained a positive performer for the Fund near the beginning of the second quarter. However, a transition to the Multi-Utility industry as the largest industry exposure in June resulted in losses to the fund. The sector subsequently underperformed after the sector fell behind in returns relative to other sectors.

The Quantified Evolution Plus Fund returned -8.32% compared with a return of -10.62% for the S&P 500 Total Return Index for the period, despite the Fund’s use of leverage. The Fund began the third quarter heavily invested in Real Estate and International equities. With the Fund’s dynamic allocation methodology, by the time the fourth quarter was finished, Real Estate and S&P 500 combined for only 35% of the portfolio, with the largest position in long-term government bonds. The Fund began 2022 focused on Real Estate and Domestic Equities. At the end of the first quarter, however, they were collectively only 11% of the portfolio, with the leading percentage being in the U.S. Dollar. The biggest initial holdings contributed the most losses for the quarter, and the Fund bottomed out in terms of performance at the end of January. After that point, the Fund steadily increased in value, investing in what are typically considered alternative investments. The Fund was primarily invested in the U.S. dollar for the majority of the second quarter and had the largest cash positions since the Fund’s inception, effectively reducing leverage from 2X. Risk-on assets did contribute to some losses in the first month of the quarter, but by May returns had stabilized. As a consequence of moving to mostly risk-off strategies by the latter half of the quarter, the Fund outperformed its benchmark for the quarter.

The Quantified Government Income Tactical Fund returned -5.05% versus a loss of -10.29% for the Bloomberg U.S. Aggregate Bond Index for the year. The Fund performed well during the third quarter, offering exposure to long -term U.S. Treasuries with less volatility. The Fund took advantage when long-term U.S. Treasuries rose through the beginning of December and reduced exposure as they fell through the remainder of the quarter, leading to the outperformance. The Fund had a long bias for long-term Treasuries for the first quarter of 2022, though tactical trades were significant in reducing exposure near the beginning of January and February. The Fund held one brief short position in long-term Treasuries at the beginning of January. The Fund had a long bias for long-term Treasuries for the quarter, though tactical trades were significant in reducing exposure near the beginning of each month. The Fund held one brief short position in long-term Treasurys at the beginning of June. Thanks to reduced exposures applied at beneficial times, the Fund outperformed long-term Treasurys for the quarter, though it lagged aggregate bonds.

The Quantified Managed Income Fund fell by -0.90% for the Investor Class for the year and by -1.47% for the Advisor Class shares, compared with drop of -10.29% for the Bloomberg U.S. Aggregate Bond Index. The dividend-paying stock sleeve of the Fund was the best performing component in the second half of the year, though that portion of the Fund remained mostly market neutral to reduce volatility. The rotational ETF sleeve of the Fund was the best performing component in the first half of 2022, while the dividend-paying stock sleeve was down during the same period, though, again, that portion of the Fund remained mostly market neutral to reduce volatility. The Fund’s high-yield-bond trading sleeve outperformed the benchmark. The actively-traded long-term government bond futures overlay was positive and significantly outperformed the Fund’s benchmark from January through June.

The Quantified Market Leaders Fund declined by -28.64% for the period in the Investor Class shares and by -29.09% in the Advisor Class shares, versus a loss of -15.53% for the Wilshire 5000 Total Return Index. During the third quarter, the Market Leaders Fund experienced whipsaws in the rotation of asset classes and sectors. The Fund fared better in the fourth quarter. The Fund started 2022 fully invested and leveraged for a 156% market exposure, its maximum. As the market indices moved into correction and bear market territory, market exposure was quickly reduced: 59% by the end of January, and 22% by the end of February. New buying in March in Large, Mid and Small Value, along with Financials, Health Care, and Materials, raised market exposure back to 91%, essentially a neutral market stance. Market exposure during the second quarter varied from 9% to 91%, averaging 53%. Two attempted market rallies pulled market exposure higher, only to be followed by new lows, which led to small whipsaws during the quarter. On June 30, market exposure was 41%, with the two largest positions being Health Care and Financial Services, and smaller positions in Emerging Markets and Large, Mid, and Small Value.

The Quantified Pattern Recognition Fund returned -21.49% for the period versus a return of -10.20% for a blended benchmark of 50% of the S&P 500 Total Return Index and 50% of the Bloomberg U.S. Aggregate Bond Index for the same period. The Fund began 2021’s third quarter minimally exposed to the market, with some inverse positions, switching to 2X long near the middle of July, remaining there for much of the quarter. However, as the markets pulled back in mid-September, the Fund exited stocks after hitting a stop-loss in mid-September and giving back most of its gains for the quarter. The Fund then re-entered the market the following day on new patterns found, though exposure was only 0.5X. At the end of October and beginning of November, the Fund saw significant inverse positions. The Fund changed its position back to 1.6X long by mid-November. The Fund began the first quarter of 2022 significantly exposed to the market, changing to 0.8X long in mid-January. The Fund exited the markets at the beginning of February, and reentered at 0.8X, increasing to 2X long until about halfway through the month. Two whipsaw events from April 20 to April 26 and June 7 to June 14 were major contributors to the Fund’s losses for the second quarter. Mean-reversion patterns were identified, but the market did not follow through on them. Buying the dip was not profitable. This resulted in losses on some of these trades. This behavior can be expected as market patterns change, and the algorithm requires time to adapt to those changes.

The Quantified Rising Dividend Tactical Fund returned -15.80% for the year while the S&P 500 Total Return Index declined by -10.62% for the same period. At the beginning of January, the Fund was tilted to Value ETFs which held up better than Growth stocks in the first quarter. The rule set for the risk management seeks to eliminate minor market whipsaws while exiting in larger bear markets. During market downturns the Fund relies upon a moving stop applied to the entire portfolio for risk management. A trailing stop on the portfolio makes it “hard to get out,” yet that was violated on May 19 when market exposure was reduced to 25% on May 20. Once the stop was triggered, the rule set becomes more sensitive, making it easier to get back in. However, it remains extremely cautious if any new buy signal starts to fail. That is the position the strategy has been in since May 20, leading to a few buy signals that quickly reversed. As of June 30, the Fund was back to 100% invested.

The Quantified STF Fund returned a negative -18.23 % for the year for the Investor Class shares and -18.72 for the Advisor Class shares, versus a loss of -20.38% for the NASDAQ 100 Total Return Index. The Fund began the period with 2X exposure and varied exposure from 0.8X to 2X for the six months ending in December which contributed to positive returns for that period. The Fund started the first day of 2022 with 2X exposure which decreased to 0.8X on January 5, before decreasing first to 0X and then to -1X on March 10. On March 22, exposure went back to 0X, remaining flat to the end the quarter. As a dynamically managed, tactical fund, QSTFX continued to be responsive to the market during the second quarter: On April 4, exposure increased to 1X. On April 25, it decreased back to 0X. On June 3, exposure changed back to -1X. On June 7, it rose to 0X, and on June 9 it fell back to -1X. On June 24, exposure changed to 0X, and on June 28 it was again reduced to -1X, ending the quarter in that inverse position, and with a small outperformance over its benchmark.

The Quantified Tactical Fixed Income Fund returned -8.61%, while the Bloomberg U.S. Aggregate Bond Index returned -10.29% for the period. In July and September, the Fund was strongly long biased in long-term U.S. Treasuries, while during the month of August the Fund alternated several times between long and slightly short positions as the underlying strategies sought consensus. The Fund held two brief short positions in long-term U.S. Treasuries in mid-November and mid-December. The Fund ended 2022 with a 200% market exposure, its maximum level. The Fund had a continuing long bias for long-term Treasuries for the quarter, though tactical trades were significant in reducing exposure near the beginning of each month. Apart from a small amount of exposure to high yields in the first week of June, the Fund had no exposure to the asset class. In the end, the Fund outperformed its benchmark.

The Quantified Tactical Sectors Fund declined by -42.89% for the year versus a loss of -10.62% for the S&P 500 Total Return Index for the same period. The Fund experienced significant whipsaws during this the first half of the period. The Fund moved from its maximum market exposure of 200% in early January, removing any leverage and acting on sell signals in many of the leading sectors. By early March, the S&P 500 had entered correction territory with a 13.1% loss and the NASDAQ Composite fell into a bear market with a drop of 21.6%. With the downturn, Individual Fund Signals began turning negative for the individual sectors within the Fund and all leverage was removed. At the end of January, the Fund held only one sector position, Energy, for a 25% market exposure. Over the next two months, new positions were added slowly in Financials, Health Care, and Materials, but without leverage. Market exposure averaged 55% for the second quarter, varying from 0% to 100%. Several trades in Energy were successful; however, several other sector trades began with gains and ended closed out with small losses. As of June 30, only two positions were held: Health Care and Financial Services.

Thank you for your confidence in the Quantified Funds. If you have any questions about the Funds, please contact us at our website www.flexibleplan.com/market hotline.

Very truly yours,

Jerry Wagner	Catherine Ayers-Rigsby
Flexible Plan, Ltd.	Advisors Preferred, LLC
Sub-adviser	Adviser

Quantified Managed Income Fund
Portfolio Review (Unaudited)
June 30, 2022

The Fund’s performance figures* for the periods ended June 30, 2022, as compared to its benchmark:

		Annualized
				Since Inception	Since Inception
	One Year	Three Year	Five Year	March 18, 2016	August 9, 2013
Quantified Managed Income Fund - Investor Class	(0.90)%	(2.68)%	(0.50)%	N/A	0.56%
Quantified Managed Income Fund - Advisor Class	(1.47)%	(3.31)%	(1.15)%	0.11%	N/A
Bloomberg U.S. Aggregate Bond Index **	(10.29)%	(0.93)%	0.88%	1.09%	1.78%

Comparison of Change in Value of a $10,000 Investment.

Since Inception through June 30, 2022 +

+	Inception date is August 9, 2013

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual fund operating expense ratio, as provided in the Fund’s prospectus dated November 1, 2021, was 1.57% for Investor Class and 2.18% for Advisor Class shares. For performance information current to the most recent month-end, please call 1-855-647-8268. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus may be obtained by calling 1-855-647-8268.

**	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Portfolio holdings by types of investments as of June 30, 2022 are as follows:

Holdings by Type of Investment ^:	% of Net Assets
Common Stocks	9.6%
Money Market Funds	84.6%
Collateral For Securities Loaned	2.3%
Other Assets in Excess of Liabilities	3.5%
100.0%

^	The Holdings by Type of Investment detail does not include derivative exposure.

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

QUANTIFIED MANAGED INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 9.6%
	BEVERAGES - 0.6%
10,687	Coca-Cola Company	$672,319
4,027	PepsiCo, Inc. (a)	671,140
		1,343,459
	BIOTECH & PHARMA - 1.6%
4,437	AbbVie, Inc. (a)	679,570
2,725	Amgen, Inc.	662,993
3,690	Johnson& Johnson	655,012
7,192	Merck & Company, Inc.	655,695
1,093	Regeneron Pharmaceuticals, Inc.	646,105
		3,299,375
	COMMERCIAL SUPPORT SERVICES - 0.3%
1,812	Cintas Corporation	676,836

	DIVERSIFIED INDUSTRIALS - 0.7%
5,097	3M Company	659,603
3,680	Illinois Tool Works, Inc. (a)	670,680
		1,330,283
	FOOD - 0.7%
9,599	General Mills, Inc. (a)	724,245
3,031	Hershey Company (a)	652,150
		1,376,395
	HEALTHCARE FACILITIES & SERVICES - 0.3%
4,782	Quest Diagnostics, Inc.	635,910

	HEALTHCARE REIT - 0.3%
12,656	Universal Health Realty Income Trust	673,426

	HOUSEHOLD PRODUCTS - 0.9%
8,388	Colgate-Palmolive Company	672,214
5,009	Kimberly-Clark Corporation	676,965
4,649	Procter & Gamble Company	668,480
		2,017,659

See accompanying notes to financial statements.

QUANTIFIED MANAGED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 9.6% (Continued)
	INDUSTRIAL REIT - 0.3%
3,533	PS Business Parks, Inc.	$661,201

	INDUSTRIAL SUPPORT SERVICES - 0.3%
1,490	WW Grainger, Inc.	677,101

	INSURANCE - 0.7%
4,288	Marsh & McLennan Companies, Inc. (a)	665,712
3,346	Willis Towers Watson plc	660,467
		1,326,179
	MACHINERY - 0.3%
5,425	Lincoln Electric Holdings, Inc.	669,228

	MEDICAL EQUIPMENT & DEVICES - 0.3%
9,372	Hologic, Inc. (a)	649,480

	MULTI ASSET CLASS REIT - 0.3%
16,060	Apartment Income REIT Corporation	668,096

	SELF-STORAGE REIT - 0.4%
2,156	Public Storage	674,116

	SPECIALTY FINANCE - 0.3%
45,448	Ellington Financial, Inc. (a)	666,722

	TECHNOLOGY SERVICES - 1.0%
4,905	Broadridge Financial Solutions, Inc.	699,208
1,674	FactSet Research Systems, Inc. (a)	643,770
4,783	International Business Machines Corporation (a)	675,312
		2,018,290

See accompanying notes to financial statements.

QUANTIFIED MANAGED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 9.6% (Continued)
	TELECOMMUNICATIONS - 0.3%
12,730	Verizon Communications, Inc.	$646,048

	TOTAL COMMON STOCKS(Cost $20,263,791)	20,009,804

	SHORT-TERM INVESTMENTS— 84.6%
	MONEY MARKET FUNDS - 84.6%
88,024,257	Fidelity Government Portfolio, Institutional Class, 1.21% (b),(d)	88,024,257
88,024,256	First American Government Obligations Fund, Class Z, 1.23%(b) ,(d)	88,024,256
	TOTAL MONEY MARKET FUNDS (Cost $176,048,513)	176,048,513

	TOTAL SHORT -TERM INVESTMENTS (Cost $176,048,513)	176,048,513

Units
	COLLATERAL FOR SECURITIES LOANED — 2.3%
4,878,536	Mount Vernon Liquid Assets Portfolio, LLC –1.61% (b),(c)
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost$4,878,536)	4,878,536

	TOTAL INVESTMENTS – 96.5% (Cost $201,190,840)	$200,936,853
	OTHER ASSETS IN EXCESS OF LIABILITIES - 3.5%	7,278,990
	NET ASSETS - 100.0%	$208,215,843

OPEN FUTURES CONTRACTS
Number of
Contracts	Open Short Futures Contracts	Expiration	Notional Amount	Unrealized (Depreciation)
58	CME E-Mini Standard & Poor’s 500 Index Future	09/16/2022	$10,989,550	$(100,385)
197	CME Ultra Long -Term US Treasury Bond Future	09/21/2022	30,405,768	(353,339)
	TOTAL FUTURES CONTRACTS			$(453,724)

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	All or a portion of the security is on loan. Total loaned securities had a value of $4,769,261 at June 30, 2022.

(b)	Rate disclosed is the seven-day effective yield as of June 30, 2022.

(c)	Security purchased with cash proceeds of securities lending collateral.

(d)	See Note 10.

See accompanying notes to financial statements.

Quantified Market Leaders Fund
Portfolio Review (Unaudited)
June 30, 2022

The Fund’s performance figures* for the periods ended June 30, 2022, as compared to its benchmark:

		Annualized
				Since Inception	Since Inception
	One Year	Three Year	Five Year	March 18, 2016	August 9, 2013
Quantified Market Leaders Fund - Investor Class	(28.64)%	10.50%	8.60%	N/A	7.14%
Quantified Market Leaders Fund - Advisor Class	(29.09)%	9.92%	7.98%	9.19%	N/A
Wilshire 5000 Total Market Return Index **	(15.53)%	9.24%	10.25%	11.67%	10.74%

Comparison of Change in Value of a $10,000 Investment.
Since Inception through June 30, 2022 +

+	Inception date is August 9, 2013

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual fund operating expense ratio, as provided in the Fund’s prospectus dated November 1, 2021, was 1.57% for Investor Class and 2.17% for Advisor Class shares. For performance information current to the most recent month-end, please call 1-855-647-8268. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus may be obtained by calling 1-855-647-8268.

**	The Wilshire 5000 Total Market Return Index or more simply the Wilshire 5000 is an unmanaged composite of U.S. traded equity securities with readily available price data and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors may not invest in an index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Portfolio holdings by types of investments as of June 30, 2022 are as follows:

Holdings by Type of Investment: ^	% of Net Assets
Exchange-Traded Funds:
Equity Funds	41.5%
Money Market Funds	34.4%
Collateral for Securities Loaned	11.5%
Other Assets in Excess of Liabilities	12.6%
100.0%

^	The Holdings by Type of Investment detail does not include derivative exposure.

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

QUANTIFIED MARKET LEADERS FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 41.5%
	EQUITY - 41.5%
971,156	Financial Select Sector SPDR Fund	$30,542,857
240,902	Health Care Select Sector SPDR Fund(a)	30,893,273
461,120	iShares MSCI Emerging Markets ETF	18,490,912
60,054	iShares Russell 1000 Value ETF	8,706,028
15,969	iShares Russell 2000 Value ETF(a)	2,174,179
64,358	iShares Russell Mid-Cap Value ETF(a)	6,536,842
		97,344,091

	TOTAL EXCHANGE-TRADED FUNDS (Cost $100,535,637)	97,344,091

	SHORT-TERM INVESTMENTS — 34.4%
	MONEY MARKET FUNDS - 34.4%
40,264,279	Fidelity Government Portfolio, Institutional Class, 1.21%(b)	40,264,279
40,264,279	First American Government Obligations Fund, Class Z, 1.23%(b)	40,264,279
	TOTAL MONEY MARKET FUNDS (Cost $80,528,558)	80,528,558

	TOTAL SHORT-TERM INVESTMENTS (Cost $80,528,558)	80,528,558

Units
	COLLATERAL FOR SECURITIES LOANED — 11.5%
26,869,200	Mount Vernon Liquid Assets Portfolio, LLC – 1.61%(b)(c)
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $26,869,200)	26,869,200

	TOTAL INVESTMENTS – 87.4% (Cost $207,933,395)	$204,741,849
	OTHER ASSETS IN EXCESS OF LIABILITIES- 12.6%	29,605,619
	NET ASSETS - 100.0%	$234,347,468

ETF - Exchange-Traded Fund

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poor’s Depositary Receipt

(a)	All or a portion of the security is on loan. Total loaned securities had a value of $26,242,321 at June 30, 2022.

(b)	Rate disclosed is the seven-day effective yield as of June 30, 2022.

(c)	Security purchased with cash proceeds of securities lending collateral.

See accompanying notes to financial statements.

Quantified Alternative Investment Fund
Portfolio Review (Unaudited)
June 30, 2022

The Fund’s performance figures* for the periods ended June 30, 2022, as compared to its benchmark:

		Annualized
				Since Inception	Since Inception
	One Year	Three Year	Five Year	March 18, 2016	August 9, 2013
Quantified Alternative Investment Fund - Investor Class	(1.99)%	4.62%	3.37%	N/A	2.91%
Quantified Alternative Investment Fund - Advisor Class	(2.45)%	4.07%	2.79%	3.13%	N/A
S&P 500 Total Return Index **	(10.62)%	10.60%	11.31%	12.32%	11.62%

Comparison of Change in Value of a $10,000 Investment.
Since Inception through June 30, 2022 +

+	Inception date is August 9, 2013

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual fund operating expense ratio, as provided in the Fund’s prospectus dated December 28, 2021, was 2.07% for Investor Class and 2.75% for Advisor Class shares. For performance information current to the most recent month-end, please call 1-855-647-8268. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus may be obtained by calling 1-855-647-8268.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This Index is widely used by professional investors as a performance benchmark for Large-Cap stocks. Investors may not invest in an index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Portfolio holdings by types of investments as of June 30, 2022 are as follows:

Holdings by Type of Investment: ^	% of Net Assets
Exchange-Traded Funds:
Alternative Funds	13.7%
Commodity Funds	3.5%
Equity Funds	16.1%
Fixed Income Funds	4.9%
Open-End Mutual Funds:
Alternative Funds	14.9%
Fixed Income Funds	3.0%
Mixed Allocation Funds	0.1%
Money Market Funds	50.2%
Collateral for Securities Loaned	4.7%
Liabilities in Excess of Other Assets	(11.1)%
100.0%

^	The Holdings by Type of Investment detail does not include derivative exposure.

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

QUANTIFIED ALTERNATIVE INVESTMENT FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 38.2%
	ALTERNATIVE - 13.7%
20,781	First Trust Alternative Absolute Return Strategy ETF	$693,356
8,009	ProShares Merger ETF	321,689
12,297	WisdomTree Managed Futures Strategy Fund	431,748
		1,446,793
	COMMODITY - 3.5%
2,355	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	42,484
5,465	iShares GSCI Commodity Dynamic Roll Strategy ETF	223,737
1,971	ProShares K-1 Free Crude Oil Strategy Fund ETF	106,582
		372,803
	EQUITY - 16.1%
988	Alpha Architect US Quantitative Value ETF	29,522
666	Energy Select Sector SPDR Fund	47,626
2,062	Fidelity MSCI Energy Index ETF	40,003
345	First Trust Natural Gas ETF	7,559
1,992	First Trust Utilities AlphaDEX Fund	64,361
4,525	FlexShares Global Upstream Natural Resources Index Fund(a)	179,507
170	Invesco DWA Energy Momentum ETF	6,496
908	Invesco RAFI Strategic US ETF	32,125
1,341	Invesco S&P 500 Equal Weight Energy ETF	82,471
598	Invesco S&P 500 Equal Weight Utilities ETF	68,315
1,449	iShares Global Infrastructure ETF	67,741
898	iShares U.S. Oil & Gas Exploration & Production ETF	69,909
4,068	ProShares DJ Brookfield Global Infrastructure ETF	187,128
225	Siren DIVCON Leaders Dividend ETF	10,622
5,229	SPDR S&P Global Infrastructure ETF(a)	279,438
2,812	SPDR S&P Global Natural Resources ETF	146,477
552	SPDR S&P Metals & Mining ETF	23,957
208	SPDR S&P North American Natural Resources ETF	10,238
135	SPDR S&P Oil & Gas Exploration & Production ETF	16,130
1,480	Utilities Select Sector SPDR Fund	103,792

See accompanying notes to financial statements.

QUANTIFIED ALTERNATIVE INVESTMENT FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 38.2% (Continued)
	EQUITY - 16.1% (Continued)
1,397	Vanguard Utilities ETF	$212,833
		1,686,250
	FIXED INCOME - 4.9%
8,067	FlexShares iBoxx 3-Year Target Duration TIPS Index	200,142
4,611	iShares Convertible Bond ETF	319,819
		519,961

	TOTAL EXCHANGE-TRADED FUNDS (Cost $4,240,876)	4,025,807

	OPEN END FUNDS — 18.0%
	ALTERNATIVE - 14.9%
27,773	Dunham Long/Short Credit Fund, Class N	255,236
19,088	GuideStone Strategic Alternatives Fund, Investor Class	192,025
32,164	Morningstar Alternatives Fund	319,710
59,433	PIMCO TRENDS Managed Futures Strategy Fund, Institutional Class	803,538
		1,570,509
	FIXED INCOME - 3.0%
10,867	Fidelity Convertible Securities Fund	318,295

	MIXED ALLOCATION - 0.1%
895	Glenmede Secured Options Portfolio	10,642

	TOTAL OPEN-END FUNDS (Cost $1,900,957)	1,899,446

	SHORT-TERM INVESTMENTS — 50.2%
	MONEY MARKET FUNDS – 50.2%
2,642,781	Fidelity Government Portfolio, Institutional Class 1.21%(b),(d)	2,642,781
2,642,781	First American Government Obligations Fund, Class Z, 1.23%(b),(d)	2,642,781
	TOTAL MONEY MARKET FUNDS (Cost $5,285,562)	5,285,562

See accompanying notes to financial statements.

QUANTIFIED ALTERNATIVE INVESTMENT FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Units		Fair Value
	COLLATERAL FOR SECURITIES LOANED — 4.7%
490,445	Mount Vernon Liquid Assets Portfolio, LLC – 1.61%(b),(c)
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $490,445)	$490,445

	TOTAL INVESTMENTS – 111.1% (Cost $11,917,840)	$11,701,260
	LIABILITIES IN EXCESS OF OTHER ASSETS - (11.1)%	(1,173,260)
	NET ASSETS - 100.0%	$10,528,000

OPEN FUTURES CONTRACTS
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount	Unrealized Appreciation (Depreciation)
2	CME E-Mini NASDAQ 100 Index Future,	09/16/2022	$461,180	$3,590
9	CME Ultra Long-Term US Treasury Bond Future,	09/21/2022	1,389,096	(16,033)
	TOTAL FUTURES CONTRACTS			(12,443)

ETF - Exchange-Traded Fund

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poor’s Depositary Receipt

TIPS - Treasury Inflation-Protected Security

(a)	All or a portion of the security is on loan. Total loaned securities had a value of $470,841 at June 30, 2022.

(b)	Rate disclosed is the seven-day effective yield as of June 30, 2022.

(c)	Security purchased with cash proceeds of securities lending collateral.

(d)	See note 10.

See accompanying notes to financial statements.

Quantified STF Fund
Portfolio Review (Unaudited)
June 30, 2022

The Fund’s performance figures* for the periods ended June 30, 2022, as compared to its benchmark:

		Annualized
				Since Inception
	One Year	Three Year	Five Year	November 13, 2015
Quantified STF Fund - Investor Class	(18.23)%	21.42%	16.56%	14.22%
Quantified STF Fund - Advisor Class	(18.72)%	20.67%	15.86%	13.59%
Nasdaq 100 Total Return Index **	(20.38)%	15.42%	16.37%	16.37%

Comparison of Change in Value of a $10,000 Investment.
Since Inception through June 30, 2022 +

+	Inception date is November 13, 2015

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual fund operating expense ratio, as provided in the Fund’s prospectus dated November 1, 2021, was 1.65% for Investor Class and 2.26% for Advisor Class shares. For performance information current to the most recent month-end, please call 1-855-647-8268. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus may be obtained by calling 1-855-647-8268.

**	The Nasdaq 100 Total Return Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Index composition is reviewed on an annual basis in December. Investors may not invest in an index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Portfolio holdings by types of investments as of June 30, 2022 are as follows:

Holdings by Type of Investment: ^	% of Net Assets
Certificate of Deposit:	7.5%
Corporate Bonds	16.0%
Exchange-Traded Funds:
Fixed Income Funds	23.7%
Equity Fund	0.1%
Money Market Funds	47.4%
Collateral For Securities Loaned	0.5%
Other Assets in Excess of Liabilities	4.8%
100.0%

^	The Holdings by Type of Investment detail does not include derivative exposure.

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

QUANTIFIED STF FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares				Fair Value
	EXCHANGE-TRADED FUNDS — 23.8%
	EQUITY - 0.1%
700	Invesco QQQ Trust Series 1			$196,196

	FIXED INCOME - 23.7%
265,000	Invesco BulletShares2022 Corporate Bond ETF			5,615,350
270,000	Invesco BulletShares2023 Corporate Bond ETF			5,656,500
265,000	Invesco BulletShares2024 Corporate Bond ETF			5,496,100
110,000	Invesco Ultra Short Duration ETF			5,450,500
50,000	iShares Short Treasury Bond ETF			5,505,000
190,000	SPDR Portfolio Short Term Corporate Bond ETF			5,648,700
				33,372,150

	TOTAL EXCHANGE -TRADED FUNDS (Cost $33,891,770)			33,568,346

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	CORPORATE BONDS — 16.0%
	AUTOMOTIVE — 0.7%
1,000,000	Toyota Motor Credit Corporation	0.5000	06/18/24	945,447

	BANKING — 2.0%
1,000,000	Canadian Imperial Bank of Commerce	3.1000	04/02/24	990,748
1,000,000	Mitsubishi UFJ Financial Group, Inc.	3.4070	03/07/24	993,718
1,000,000	PNC Financial Services Group, Inc.	3.9000	04/29/24	1,003,846
				2,988,312
	DIVERSIFIED INDUSTRIALS — 0.7%
1,000,000	General Electric Company	3.4500	05/15/24	995,585

	ELECTRIC UTILITIES — 1.4%
1,000,000	Enel Generacion Chile S.A.	4.2500	04/15/24	986,120
1,000,000	WEC Energy Group, Inc.	0.8000	03/15/24	950,941
				1,937,061
	GAS & WATER UTILITIES — 0.7%
1,000,000	Thomson Reuters Corporation	3.8500	09/29/24	994,557

See accompanying notes to financial statements.

QUANTIFIED STF FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 16.0% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES — 2.1%
1,000,000	Bank of New York Mellon Corporation	0.5000	04/26/24	$951,362
1,000,000	Brookfield Finance, Inc.	4.0000	04/01/24	1,001,241
1,000,000	Goldman Sachs Group, Inc.	0.8000	03/25/24	946,834
				2,899,437
	MACHINERY — 0.7%
1,000,000	Parker-Hannifin Corporation	2.7000	06/14/24	977,396

	MEDICAL EQUIPMENT & DEVICES — 0.7%
1,000,000	Becton Dickinson and Company	3.3630	06/06/24	991,209

	OIL & GAS SERVICES & EQUIPMENT —0.7%
1,000,000	Schlumberger Holdings Corp. (a)	3.7500	05/01/24	997,233

	REAL ESTATE INVESTMENT TRUSTS —0.7%
1,000,000	Welltower, Inc.	3.6250	03/15/24	993,440

	RETAIL - CONSUMER STAPLES— 0.7%
1,000,000	7-Eleven,Inc. (a)	0.8000	02/10/24	948,924

	SPECIALTY FINANCE— 0.7%
1,000,000	Capital One Financial Corporation (d)	3.9000	01/29/24	999,746

	TECHNOLOGY HARDWARE — 1.4%
1,000,000	Apple, Inc.	3.0000	02/09/24	999,050
1,000,000	Hewlett Packard Enterprise Company	1.4500	04/01/24	961,147
				1,960,197
	TECHNOLOGY SERVICES — 0.7%
1,000,000	International Business Machines Corporation	3.0000	05/15/24	993,718

	TELECOMMUNICATIONS — 0.7%
1,000,000	Verizon Communications, Inc.	0.7500	03/22/24	955,238

	TRANSPORTATION & LOGISTICS — 1.4%
1,000,000	Ryder System, Inc.	3.6500	03/18/24	992,605

See accompanying notes to financial statements.

QUANTIFIED STF FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 16.0%(Continued)
	TRANSPORTATION & LOGISTICS — 1.4% (Continued)
1,000,000	Union Pacific Corporation	3.6460	02/15/24	$1,002,327
				1,994,932
	TOTAL CORPORATE BONDS (Cost $23,768,131)			22,572,432

	CERTIFICATE OF DEPOSIT —7.5%
	AUTOMOTIVE - 0.7%
1,000,000	BMW Bank of North America	0.5500	07/30/24	945,198

	BANKING - 6.8%
1,000,000	Goldman Sachs Bank USA	0.5500	07/29/24	945,274
1,000,000	Greenstate Credit Union	0.5000	07/19/24	944,688
1,000,000	Sallie Mae Bank	0.5500	07/22/24	943,803
1,000,000	State Bank of India	0.6000	08/30/24	943,671
1,000,000	Synchrony Bank	0.6500	09/17/24	943,591
1,000,000	Texas Exchange Bank SSB	0.5000	07/09/24	945,469
1,000,000	Toyota Financial Savings Bank	0.5500	08/05/24	944,742
1,000,000	UBS Bank USA	0.5500	08/12/24	943,917
1,000,000	Wells Fargo Bank NA	1.9000	01/17/23	998,644
1,000,000	Wells Fargo National Bank West	1.9000	01/17/23	998,643
				9,552,442

	TOTAL CERTIFICATE OF DEPOSIT (Cost $10,997,864)			10,497,640

Shares
	SHORT-TERM INVESTMENTS— 47.4%
	MONEY MARKET FUNDS– 47.4%
33,398,274	Fidelity Government Portfolio, Institutional Class, 1.21% (b)			33,398,274
33,398,273	First American Government Obligations Fund, Class Z, 1.23%(b)			33,398,273
	TOTAL MONEY MARKET FUNDS (Cost $66,796,547)			66,796,547

	TOTAL SHORT -TERM INVESTMENTS (Cost $66,796,547)			66,796,547

See accompanying notes to financial statements.

QUANTIFIED STF FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Units		Fair Value
	COLLATERAL FOR SECURITIES LOANED — 0.5%
633,420	Mount Vernon Liquid Assets Portfolio, LLC –1.61% (b)(c)
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost$633,420)	$633,420

	TOTAL INVESTMENTS – 95.2% (Cost $136,087,732)	$134,068,385
	OTHER ASSETS IN EXCESS OF LIABILITIES - 4.8%	6,792,492
	NET ASSETS - 100.0%	$140,860,877

OPEN FUTURES CONTRACTS
Number of
Contracts	Open Short Futures Contracts	Expiration	Notional Amount	Unrealized Appreciation
616	CME E-Mini NASDAQ 100 Index Future	09/16/2022	$142,043,440	$1,706,629
	TOTAL FUTURES CONTRACTS

ETF - Exchange-Traded Fund

SPDR - Standard& Poor’s Depositary Receipt

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022 the total market value of 144A securities is $1,946,157 or 1.4% of net assets.

(b)	Rate disclosed is the seven-day effective yield as of June 30, 2022.

(c)	Security purchased with cash proceeds of securities lending collateral.

(d)	All or a portion of the security is on loan. Total loaned securities had a value of $621,074 at June 30, 2022.

See accompanying notes to financial statements.

Quantified Pattern Recognition Fund
Portfolio Review (Unaudited)
June 30, 2022

The Fund’s performance figures* for the period ended June 30, 2022, as compared to its benchmark:

		Since Inception
	One Year	August 30, 2019
Quantified Pattern Recognition Fund - Investor Class	(21.49)%	3.29%
S&P 500 Total Return Index **	(10.62)%	11.32%

Comparison of Change in Value of a $10,000 Investment.
Since Inception through June 30, 2022 +

+	Inception date is August 30, 2019

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total annual fund operating expense ratio, as provided in the Fund’s prospectus dated November 1, 2021, was 1.68% for Investor Class shares. For performance information current to the most recent month-end, please call 1-855-647-8268. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus may be obtained by calling 1-855-647-8268.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This Index is widely used by professional investors as a performance benchmark for Large-Cap stocks. Investors may not invest in an index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Portfolio holdings by types of investments as of June 30, 2022 are as follows:

Holdings by Type of Investment ^:	% of Net Assets
Certificate of Deposit:	10.9%
Exchange-Traded Funds:
Fixed Income Funds	14.8%
Equity Fund	0.6%
Money Market Funds	62.9%
Other Assets In Excess of Liabilities	10.8%
100.0%

^	The Holdings by type of Investment detail does not include derivative exposure.

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

QUANTIFIED PATTERN RECOGNITION FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares				Fair Value
	EXCHANGE-TRADED FUNDS — 15.4%
	EQUITY - 0.6%
300	SPDR S&P 500 ETF Trust			$113,175

	FIXED INCOME - 14.8%
21,000	Invesco BulletShares 2022 Corporate Bond ETF			444,990
22,000	Invesco BulletShares 2023 Corporate Bond ETF			460,900
22,000	Invesco BulletShares 2024 Corporate Bond ETF			456,280
9,000	Invesco Ultra Short Duration ETF			445,950
4,000	iShares Short Treasury Bond ETF			440,400
15,000	SPDR Portfolio Short Term Corporate Bond ETF			445,950
				2,694,470

	TOTAL EXCHANGE-TRADED FUNDS (Cost $2,820,113)			2,807,645

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	CERTIFICATE OF DEPOSIT — 10.9%
	BANKING - 10.9%
1,000,000	Sallie Mae Bank	1.8500	11/07/22	999,763
1,000,000	Wells Fargo National Bank West	1.9000	01/17/23	998,643
				1,998,406

	TOTAL CERTIFICATE OF DEPOSIT (Cost $2,000,000)			1,998,406

Shares
	SHORT-TERM INVESTMENTS — 62.9%
	MONEY MARKET FUNDS – 62.9%
5,753,251	Fidelity Government Portfolio, Institutional Class, 1.21%(a),(b)			5,753,251
5,753,251	First American Government Obligations Fund, Class Z, 1.23%(a),(b)			5,753,251
	TOTAL MONEY MARKET FUNDS (Cost $11,506,502)			11,506,502

	TOTAL SHORT-TERM INVESTMENTS (Cost $11,506,502)			11,506,502

See accompanying notes to financial statements.

QUANTIFIED PATTERN RECOGNITION FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Fair Value
TOTAL INVESTMENTS – 89.2% (Cost $16,326,615)	$16,312,553
OTHER ASSETS IN EXCESS OF LIABILITIES – 10.8%	1,977,747
NET ASSETS - 100.0%	$18,290,300

OPEN FUTURES CONTRACTS
Number of
Contracts	Open Long Futures Contracts	Expiration	Notional Amount	Unrealized (Depreciation)
192	CME E-Mini Standard & Poor’s 500 Index Future	09/16/2022	$36,379,200	$(317,438)
	TOTAL FUTURES CONTRACTS

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

(a)	Rate disclosed is the seven-day effective yield as of June 30, 2022.

(b)	See note 10.

See accompanying notes to financial statements.

Quantified Tactical Fixed Income Fund
Portfolio Review (Unaudited)
June 30, 2022

The Fund’s performance figures* for the periods ended June 30, 2022, as compared to its benchmark:

		Since Inception
	One Year	September 13, 2019
Quantified Tactical Fixed Income Fund - Investor Class	(8.61)%	(1.73)%
Bloomberg U.S. Aggregate Bond Index **	(10.29)%	(1.34)%

Comparison of Change in Value of a $10,000 Investment.
Since Inception through June 30, 2022 +

+	Inception date is September 13, 2019.

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total annual fund operating expense ratio, as provided in the Fund’s prospectus dated November 1, 2021, was 1.68% for Investor Class shares. For performance information current to the most recent month-end, please call 1-855-647-8268. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus may be obtained by calling 1-855-647-8268.

**	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Portfolio holdings by types of investments as of June 30, 2022 are as follows:

Holdings by Type of Investment: ^	% of Net Assets
Corporate Bonds	14.2%
Certificate of Deposit:	6.2%
Exchange-Traded Funds:
Fixed Income Funds	15.0%
Money Market Funds	32.6%
Collateral For Securities Loaned	0.0	% +
Other Assets in Excess of Liabilities	32.0%
	100.0%

+	Percentage is less than 0.1%.

^	The Holdings by Type of Investment detail does not include derivative exposure.

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

QUANTIFIED TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 15.0%
	FIXED INCOME - 15.0%
180,000	Invesco BulletShares 2022 Corporate Bond ETF	$3,814,200
185,000	Invesco BulletShares 2023 Corporate Bond ETF	3,875,750
185,000	Invesco BulletShares 2024 Corporate Bond ETF	3,836,900
75,000	Invesco Ultra Short Duration ETF	3,716,250
200	iShares 20+ Year Treasury Bond ETF(d)	22,974
35,000	iShares Short Treasury Bond ETF	3,853,500
130,000	SPDR Portfolio Short Term Corporate Bond ETF	3,864,900

		22,984,474

	TOTAL EXCHANGE-TRADED FUNDS (Cost $23,174,364)	22,984,474

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	CORPORATE BONDS — 14.2%
	AUTOMOTIVE — 0.6%
1,000,000	Toyota Motor Credit Corporation	0.5000	06/18/24	945,447

	BANKING — 1.3%
1,000,000	Mitsubishi UFJ Financial Group, Inc.	3.4070	03/07/24	993,718
1,000,000	PNC Financial Services Group, Inc.	3.9000	04/29/24	1,003,846
				1,997,564
	DIVERSIFIED INDUSTRIALS — 0.7%
1,000,000	General Electric Company	3.4500	05/15/24	995,585

	ELECTRIC UTILITIES — 1.2%
1,000,000	Enel Generacion Chile S.A.	4.2500	04/15/24	986,120
1,000,000	WEC Energy Group, Inc.	0.8000	03/15/24	950,941
				1,937,061
	ENTERTAINMENT CONTENT — 0.7%
1,000,000	Walt Disney Company	7.7500	01/20/24	1,065,547

	GAS & WATER UTILITIES — 0.7%
1,000,000	Thomson Reuters Corporation	3.8500	09/29/24	994,557

See accompanying notes to financial statements.

QUANTIFIED TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 14.2% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES — 0.6%
1,000,000	Bank of New York Mellon Corporation	0.5000	04/26/24	$951,362

	MACHINERY — 0.6%
1,000,000	Parker-Hannifin Corporation	2.7000	06/14/24	977,396

	MEDICAL EQUIPMENT & DEVICES — 0.6%
1,000,000	Becton Dickinson and Company	3.3630	06/06/24	991,209

	OIL & GAS SERVICES & EQUIPMENT — 0.7%
1,000,000	Schlumberger Holdings Corporation(a)	3.7500	05/01/24	997,233

	REAL ESTATE INVESTMENT TRUSTS — 1.3%
1,000,000	Ventas Realty, L.P.	3.5000	04/15/24	990,010
1,000,000	Welltower, Inc.	3.6250	03/15/24	993,440
				1,983,450
	RETAIL - CONSUMER STAPLES — 0.6%
1,000,000	7-Eleven, Inc.(a)	0.8000	02/10/24	948,924

	SPECIALTY FINANCE — 0.7%
1,000,000	Capital One Financial Corporation	3.9000	01/29/24	999,746

	TECHNOLOGY HARDWARE — 1.2%
1,000,000	Apple, Inc.	3.0000	02/09/24	999,050
1,000,000	Hewlett Packard Enterprise Company	1.4500	04/01/24	961,147
				1,960,197
	TECHNOLOGY SERVICES — 0.7%
1,000,000	International Business Machines Corporation	3.0000	05/15/24	993,718

	TELECOMMUNICATIONS — 0.6%
1,000,000	Verizon Communications, Inc.	0.7500	03/22/24	955,238

	TRANSPORTATION & LOGISTICS — 1.4%
1,000,000	Ryder System, Inc.	3.6500	03/18/24	992,605

See accompanying notes to financial statements.

QUANTIFIED TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 14.2% (Continued)
	TRANSPORTATION & LOGISTICS — 1.4% (Continued)
1,000,000	Union Pacific Corporation	3.6460	02/15/24	$1,002,326
				1,994,931
	TOTAL CORPORATE BONDS (Cost $22,837,493)			21,689,165

	CERTIFICATE OF DEPOSIT — 6.2%
	AUTOMOTIVE - 0.6%
1,000,000	BMW Bank of North America	0.5500	07/30/24	945,198

	BANKING - 5.6%
1,000,000	Goldman Sachs Bank USA	0.5500	07/29/24	945,274
1,000,000	Greenstate Credit Union	0.5000	07/19/24	944,688
1,000,000	Morgan Stanley Private Bank NA	1.8500	01/09/23	998,592
1,000,000	Sallie Mae Bank	0.5500	07/22/24	943,803
1,000,000	State Bank of India	0.6000	08/30/24	943,671
1,000,000	Synchrony Bank	0.6500	09/17/24	943,591
1,000,000	Texas Exchange Bank SSB	0.5000	07/09/24	945,469
1,000,000	Toyota Financial Savings Bank	0.5500	08/05/24	944,742
1,000,000	UBS Bank USA	0.5500	08/12/24	943,917
				8,553,747

	TOTAL CERTIFICATE OF DEPOSIT (Cost $9,997,864)			9,498,945

Shares
	SHORT-TERM INVESTMENTS — 32.6%
	MONEY MARKET FUNDS – 32.6%
24,862,306	Fidelity Government Portfolio, Institutional Class, 1.21%(b)			24,862,306
24,862,306	First American Government Obligations Fund, Class Z, 1.23%(b)			24,862,306
	TOTAL MONEY MARKET FUNDS (Cost $49,724,612)			49,724,612

	TOTAL SHORT-TERM INVESTMENTS (Cost $49,724,612)			49,724,612

See accompanying notes to financial statements.

QUANTIFIED TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Units		Fair Value
	COLLATERAL FOR SECURITIES LOANED — 0.0%(e)
34,749	Mount Vernon Liquid Assets Portfolio, LLC – 1.61%(b),(c)
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $34,749)	$34,749

	TOTAL INVESTMENTS – 68.0% (Cost $105,769,082)	$103,931,945
	OTHER ASSETS IN EXCESS OF LIABILITIES- 32.0%	48,930,871
	NET ASSETS - 100.0%	$152,862,816

OPEN FUTURES CONTRACTS
Number of
Contracts	Open Long Futures Contracts	Expiration	Notional Amount	Unrealized Appreciation
272	CME Ultra Long-Term US Treasury Bond Future	09/21/2022	$41,981,568	$585,486
	TOTAL FUTURES CONTRACTS

ETF - Exchange-Traded Fund

LP - Limited Partnership

S/A - Société Anonyme

SPDR - Standard & Poor’s Depositary Receipt

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022 the total market value of 144A securities is $1,946,157 or 1.3% of net assets.

(b)	Rate disclosed is the seven-day effective yield as of June 30, 2022.

(c)	Security purchased with cash proceeds of securities lending collateral.

(d)	All or a portion of the security is on loan. Total loaned securities had a value of $34,116 at June 30, 2022.

(e)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

Quantified Evolution Plus Fund
Portfolio Review (Unaudited)
June 30, 2022

The Fund’s performance figures* for the periods ended June 30, 2022, as compared to its benchmark:

		Since Inception
	One Year	September 30, 2019
Quantified Evolution Plus Fund - Investor Class	(8.32)%	(2.70)%
S&P 500 Total Return Index **	(10.62)%	10.93%

Comparison of Change in Value of a $10,000 Investment.
Since Inception through June 30, 2022 +

+	Inception date is September 30, 2019.

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total annual fund operating expense ratio, as provided in the Fund’s prospectus dated December 28, 2021 was 1.66% for Investor Class shares. For performance information current to the most recent month-end, please call 1-855-647-8268. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus may be obtained by calling 1-855-647-8268.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors may not invest in an index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Portfolio holdings by types of investments as of June 30, 2022 are as follows:

Holdings by Type of Investment: ^	% of Net Assets
Certificate of Deposit:	0.7%
Exchange-Traded Funds:
Fixed Income Funds	14.9%
Money Market Funds	43.6%
Collateral For Securities Loaned	0.0	% +
Other Assets in Excess of Liabilities	40.8%
	100.0%

+	Percentage is less than 0.1%.

^	The Holdings by Type of Investment detail does not include derivative exposure.

Please refer to the Consolidated Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

QUANTIFIED EVOLUTION PLUS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 14.9%
	FIXED INCOME - 14.9%
165,000	Invesco BulletShares 2022 Corporate Bond ETF	$3,496,350
167,000	Invesco BulletShares 2023 Corporate Bond ETF	3,498,650
169,000	Invesco BulletShares 2024 Corporate Bond ETF	3,505,060
71,000	Invesco Ultra Short Duration ETF	3,518,050
200	iShares 7-10 Year Treasury Bond ETF(f)	20,460
32,000	iShares Short Treasury Bond ETF	3,523,200
118,000	SPDR Portfolio Short Term Corporate Bond ETF	3,508,140
		21,069,910
	SPECIALTY - 0.0%(a)
900	Invesco DB US Dollar Index Bullish Fund(b)	25,164

	TOTAL EXCHANGE-TRADED FUNDS (Cost $21,168,606)	21,095,074

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	CERTIFICATE OF DEPOSIT — 0.7%
	BANKING - 0.7%
1,000,000	Sallie Mae Bank	1.8500	11/07/22	999,763

	TOTAL CERTIFICATE OF DEPOSIT (Cost $1,000,000)			999,763

Shares
	SHORT-TERM INVESTMENTS — 43.6%
	MONEY MARKET FUNDS – 43.6%
30,788,053	Fidelity Government Portfolio, Institutional Class, 1.21%(c)			30,788,053
323,657	First American Government Obligations Fund, Class X, 1.29%(c),(e)			323,657
30,788,053	First American Government Obligations Fund, Class Z, 1.23%(c)			30,788,053
	TOTAL MONEY MARKET FUNDS (Cost $61,899,763)			61,899,763

	TOTAL SHORT-TERM INVESTMENTS (Cost $61,899,763)			61,899,763

See accompanying notes to financial statements.

QUANTIFIED EVOLUTION PLUS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Units		Fair Value
	COLLATERAL FOR SECURITIES LOANED — 0.0%(a)
15,392	Mount Vernon Liquid Assets Portfolio, LLC – 1.61%(c),(d)
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $15,392)	$15,392

	TOTAL INVESTMENTS – 59.2% (Cost $84,083,761)	$84,009,992
	OTHER ASSETS IN EXCESS OF LIABILITIES- 40.8%	57,933,004
	NET ASSETS - 100.0%	$141,942,996

OPEN FUTURES CONTRACTS
Number of				Unrealized Appreciation
Contracts	Open Long Futures Contracts	Expiration	Notional Amount	(Depreciation)
118	CBOT 10 Year US Treasury Note	09/21/2022	$13,986,658	$1,422
93	COMEX Gold 100 Troy Ounces Future(e)	08/29/2022	16,807,890	(174,180)
1,232	NYBOT FINEX United States Dollar Index Future	09/19/2022	128,699,648	784,861
	TOTAL FUTURES CONTRACTS			$612,103

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

(a)	Percentage rounds to less than 0.1%.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven-day effective yield as of June 30, 2022.

(d)	Security purchased with cash proceeds of securities lending collateral.

(e)	All or a portion of this investment is a holding of the QEPF Fund Limited.

(f)	All or a portion of the security is on loan. Total loaned securities had a value of $15,140 at June 30, 2022.

See accompanying notes to financial statements.

Quantified Common Ground Fund
Portfolio Review (Unaudited)
June 30, 2022

The Fund’s performance figures* for the periods ended June 30, 2022, as compared to its benchmark:

		Since Inception
	One Year	December 27, 2019
Quantified Common Ground Fund - Investor Class	6.35%	13.86%
S&P Composite 1500 Total Return Index **	(11.01)%	7.90%

Comparison of Change in Value of a $10,000 Investment.

Since Inception through June 30, 2022 +

+	Inception date is December 27, 2019.

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total annual fund operating expense ratio, as provided in the Fund’s prospectus dated November 1, 2021, was 1.69% for Investor Class shares. For performance information current to the most recent month-end, please call 1-855-647-8268. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus may be obtained by calling 1-855-647-8268.

**	The S&P Composite 1500® combines three leading indices, the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600®, to cover approximately 90% of U.S. market capitalization. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. Investors cannot invest directly in an index; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Portfolio holdings by types of investments as of June 30, 2022 are as follows:

Holdings by Type of Investment ^:	% of Net Assets
Common Stocks	79.4%
Money Market Funds	25.9%
Collateral For Securities Loaned	19.7%
Liabilities in Excess of Other Assets	(25.0)%
100.0%

^	The Holdings by type of Investment detail does not include derivative exposure.

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

QUANTIFIED COMMON GROUND FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 79.4%
	AEROSPACE & DEFENSE - 0.9%
7,485	Hexcel Corporation	$391,540

	BIOTECH & PHARMA - 0.8%
8,059	Halozyme Therapeutics, Inc.(a), (d)	354,596

	CHEMICALS - 10.6%
11,383	Cabot Corporation	726,122
7,172	CF Industries Holdings, Inc.	614,856
6,547	Chemours Company	209,635
28,165	LyondellBasell Industries N.V., Class A	2,463,311
12,854	Mosaic Company(d)	607,094
		4,621,018
	CONSUMER SERVICES - 0.3%
3,465	Adtalem Global Education, Inc.(a)	124,636

	ELECTRIC UTILITIES - 32.7%
12,074	Ameren Corporation(d)	1,091,007
38,936	CMS Energy Corporation(d)	2,628,180
21,385	Consolidated Edison, Inc.	2,033,713
13,028	Dominion Energy, Inc.	1,039,765
28,123	Eversource Energy	2,375,550
16,961	Public Service Enterprise Group, Inc.	1,073,292
27,246	WEC Energy Group, Inc.	2,742,037
17,728	Xcel Energy, Inc.	1,254,433
		14,237,977
	FOOD - 11.2%
10,071	Campbell Soup Company(d)	483,912
51,509	Hormel Foods Corporation	2,439,466
3,512	J M Smucker Company(d)	449,571
47,724	Pilgrim’s Pride Corporation(a)	1,490,420
		4,863,369
	FORESTRY, PAPER & WOOD PRODUCTS - 2.2%
15,849	Boise Cascade Company	942,857

See accompanying notes to financial statements.

QUANTIFIED COMMON GROUND FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 79.4% (Continued)
	HOME & OFFICE PRODUCTS - 0.5%
9,446	Tempur Sealy International, Inc. (d)	$201,861

	METALS & MINING - 0.3%
5,188	Livent Corporation(a), (d)	117,716

	OIL & GAS PRODUCERS - 6.2%
23,511	CNX Resources Corporation(a), (d)	386,991
8,885	Devon Energy Corporation	489,652
12,352	EQT Corporation(d)	424,909
21,612	Marathon Oil Corporation	485,838
7,265	Occidental Petroleum Corporation	427,763
12,935	Range Resources Corporation(a)	320,141
4,714	SM Energy Company	161,172
		2,696,466
	OIL & GAS SERVICES & EQUIPMENT - 0.5%
15,149	Patterson-UTI Energy, Inc.	238,748

	RETAIL - DISCRETIONARY - 0.6%
5,578	Signet Jewelers Ltd.	298,200

	SEMICONDUCTORS - 3.0%
69,066	Amkor Technology, Inc.	1,170,669
2,931	Kulicke & Soffa Industries, Inc.	125,476
		1,296,145
	SOFTWARE - 3.0%
13,530	Citrix Systems, Inc. (d)	1,314,710

	STEEL - 6.6%
24,261	Allegheny Technologies, Inc.(a),(d)	550,967
5,479	Reliance Steel & Aluminum Company	930,663
31,559	Worthington Industries, Inc.(d)	1,391,752
		2,873,382
	TOTAL COMMON STOCKS (Cost $37,134,458)	34,573,221

See accompanying notes to financial statements.

QUANTIFIED COMMON GROUND FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 25.9%
	MONEY MARKET FUNDS - 25.9%
5,630,229	Fidelity Government Portfolio, Institutional Class, 1.21%(b)	$5,630,229
5,630,229	First American Government Obligations Fund, Class Z, 1.23%(b)	5,630,229
	TOTAL MONEY MARKET FUNDS (Cost $11,260,458)	11,260,458

	TOTAL SHORT-TERM INVESTMENTS (Cost $11,260,458)	11,260,458

Units
	COLLATERAL FOR SECURITIES LOANED – 19.7%
8,573,050	Mount Vernon Liquid Assets Portfolio, LLC – 1.64%(b),(c)
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $8,573,050)	8,573,050

	TOTAL INVESTMENTS - 125.0% (Cost $56,967,966)	$54,406,729
	LIABILITIES IN EXCESS OF OTHER ASSETS - (25.0)%	(10,887,175)
	NET ASSETS - 100.0%	$43,519,554

LTD - Limited Company

N.V. - Dutch Limited Liability Company

(a)	Non-income producing security.

(b)	Rate disclosed is the seven-day effective yield as of June 30, 2022.

(c)	Security purchased with cash proceeds of securities lending collateral.

(d)	All or a portion of the security is on loan. Total loaned securities had a value of $8,303,415 at June 30, 2022.

See accompanying notes to financial statements.

Quantified Tactical Sectors Fund
Portfolio Review (Unaudited)
June 30, 2022

The Fund’s performance figures* for the periods ended June 30, 2022, as compared to its benchmark:

		Since Inception
	One Year	March 4, 2021
Quantified Tactical Sectors Fund - Investor Class	(42.89)%	(31.76)%
S&P 500 Total Return Index **	(10.62)%	1.80%

Comparison of Change in Value of a $10,000 Investment.
Since Inception through June 30, 2022 +

+	Inception date is March 4, 2021.

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total annual fund operating expense ratio, as provided in the Fund’s prospectus dated November 1, 2021 was 1.80% for Investor Class shares. For performance information current to the most recent month-end, please call 1-855-647-8268. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus may be obtained by calling 1-855-647-8268.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors may not invest in an index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Portfolio holdings by types of investments as of June 30, 2022 are as follows:

Holdings by Type of Investment ^:	% of Net Assets
Exchange-Traded Funds
Equity Funds	50.9%
Money Market Funds	3.1%
Other Assets in Excess of Liabilities	46.0%
100.0%

^	The Holdings by type of Investment detail does not include derivative exposure.

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

QUANTIFIED TACTICAL SECTORS FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 50.9%
	EQUITY - 50.9%
604,874	Financial Select Sector SPDR Fund(a)	$19,023,287
149,996	Health Care Select Sector SPDR Fund(a)	19,235,487
		38,258,774

	TOTAL EXCHANGE-TRADED FUNDS (Cost $38,949,808)	38,258,774

	SHORT-TERM INVESTMENTS — 3.1%
	MONEY MARKET FUNDS - 3.1%
1,216,070	Fidelity Government Portfolio, Institutional Class, 1.21%(b)	1,216,070
1,116,069	First American Government Obligations Fund, Class Z, 1.23%(b)	1,116,069
	TOTAL MONEY MARKET FUNDS (Cost $2,332,139)	2,332,139

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,332,139)	2,332,139

	TOTAL INVESTMENTS - 54.0% (Cost $41,281,947)	$40,590,913
	OTHER ASSETS IN EXCESS OF LIABILITIES- 46.0%	34,639,377
	NET ASSETS - 100.0%	$75,230,290

SPDR - Standard & Poor’s Depositary Receipt

(a)	See Note 10.

(b)	Rate disclosed is the seven-day effective yield as of June 30, 2022.

See accompanying notes to financial statements.

Quantified Rising Dividend Tactical Fund
Portfolio Review (Unaudited)
June 30, 2022

The Fund’s performance figures* for the periods ended June 30, 2022, as compared to its benchmark:

		Since Inception
	One Year	April 14, 2021
Quantified Rising Dividend Tactical Fund - Investor Class	(15.80)%	(11.53)%
S&P 500 Total Return Index **	(10.62)%	(5.48)%

Comparison of Change in Value of a $10,000 Investment.

Since Inception through June 30, 2022 +

+	Inception date is April 14, 2021.

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total annual fund operating expense ratio, as provided in the Fund’s prospectus dated November 1, 2021 was 1.66% for Investor Class shares. For performance information current to the most recent month-end, please call 1-855-647-8268. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus may be obtained by calling 1-855-647-8268.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors may not invest in an index directly; unlike the Fund’s returns, the index does not reflect

Portfolio holdings by types of investments as of June 30, 2022 are as follows:

Holdings by Type of Investment ^:	% of Net Assets
Exchange-Traded Funds
Equity Funds	95.9%
Money Market Funds	4.1%
Liabilities in Excess of Other Assets	0.0%
100.0%

^	The Holdings by type of Investment detail does not include derivative exposure.

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

QUANTIFIED RISING DIVIDEND TACTICAL FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 95.9%
	EQUITY - 95.9%
13,758	Invesco QQQ Trust Series 1	$3,856,092
38,891	Invesco S&P 500 Equal Weight ETF	5,220,339
86,113	Invesco S&P 500 Low Volatility ETF	5,339,006
45,894	Vanguard Dividend Appreciation ETF	6,584,412
77,111	Vanguard International Dividend Appreciation ETF	5,290,586
		26,290,435

	TOTAL EXCHANGE-TRADED FUNDS (Cost $27,211,794)	26,290,435

	SHORT-TERM INVESTMENTS — 4.1%
	MONEY MARKET FUNDS - 4.1%
563,029	Fidelity Government Portfolio, Institutional Class, 1.21%(a)	563,029
563,030	First American Government Obligations Fund, Class Z, 1.23%(a)	563,030
	TOTAL MONEY MARKET FUNDS (Cost $1,126,059)	1,126,059

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,126,059)	1,126,059

	TOTAL INVESTMENTS - 100.0% (Cost $28,337,853)	$27,416,494
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.0%	1,015
	NET ASSETS - 100.0%	$27,417,509

ETF - Exchange-Traded Fund

(a)	Rate disclosed is the seven-day effective yield as of June 30, 2022.

See accompanying notes to financial statements.

Quantified Government Income Tactical Fund
Portfolio Review (Unaudited)
June 30, 2022

The Fund’s performance figures* for the periods ended June 30, 2022, as compared to its benchmark:

		Since Inception
	One Year	April 15, 2021
Quantified Government Income Tactical Fund - Investor Class	(5.05)%	(3.48)%
Bloomberg U.S. Aggregate Bond Index **	(10.29)%	(8.02)%

Comparison of Change in Value of a $10,000 Investment.

Since Inception through June 30, 2022 +

+	Inception date is April 15, 2021.

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total annual fund operating expense ratio, as provided in the Fund’s prospectus dated November 1, 2021 was 1.68% for Investor Class shares. For performance information current to the most recent month-end, please call 1-855-647-8268. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus may be obtained by calling 1-855-647-8268.

**	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Portfolio holdings by types of investments as of June 30, 2022 are as follows:

Holdings by Type of Investment ^:	% of Net Assets
Exchange-Traded Funds
Fixed Income Funds	25.3%
Money Market Funds	55.8%
Other Assets in Excess of Liabilities	18.9%
100.0%

^	The Holdings by type of Investment detail does not include derivative exposure.

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

QUANTIFIED GOVERNMENT INCOME TACTICAL FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 25.3%
	FIXED INCOME - 25.3%
130,000	Invesco BulletShares 2022 Corporate Bond ETF	$2,754,700
130,000	Invesco BulletShares 2023 Corporate Bond ETF	2,723,500
135,000	Invesco BulletShares 2024 Corporate Bond ETF	2,799,900
55,000	Invesco Ultra Short Duration ETF	2,725,250
1,300	iShares 20+ Year Treasury Bond ETF	149,331
25,000	iShares Short Treasury Bond ETF	2,752,500
95,000	SPDR Portfolio Short Term Corporate Bond ETF	2,824,350
		16,729,531

	TOTAL EXCHANGE-TRADED FUNDS (Cost $16,768,636)	16,729,531

	SHORT-TERM INVESTMENTS — 55.8%
	MONEY MARKET FUNDS - 55.8%
18,489,352	Fidelity Government Portfolio, Institutional Class, 1.21%(a),(b)	18,489,352
18,489,351	First American Government Obligations Fund, Class Z, 1.23%(a),(b)	18,489,351
	TOTAL MONEY MARKET FUNDS (Cost $36,978,703)	36,978,703

	TOTAL SHORT-TERM INVESTMENTS (Cost $36,978,703)	36,978,703

	TOTAL INVESTMENTS - 81.1% (Cost $53,747,339)	$53,708,234
	OTHER ASSETS IN EXCESS OF LIABILITIES- 18.9%	12,479,616
	NET ASSETS - 100.0%	$66,187,850

OPEN FUTURES CONTRACTS
Number of
Contracts	Open Long Futures Contracts	Expiration	Notional Amount	Unrealized Appreciation
55	CME Ultra Long-Term US Treasury Bond Future	09/21/2022	$8,488,920	$232,586
	TOTAL FUTURES CONTRACTS

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

(a)	Rate disclosed is the seven-day effective yield as of June 30, 2022.

(b)	See note 10.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2022

	Quantified	Quantified	Quantified	Quantified
	Managed	Market Leaders	Alternative	STF
	Income Fund	Fund	Investment Fund	Fund
Assets:
Investment securities:
At cost	$201,190,840	$207,933,395	$11,917,840	$136,087,732
At value (a)	$200,936,853	$204,741,849	$11,701,260	$134,068,385
Cash	—	—	—	25,033,213
Deposits with brokers for futures	5,572,938	—	449,721	12,159,518
Receivable:
Fund shares sold	18,830,108	237,831	6,925	369,892
Securities sold	664,241	61,178,202	1,091,616	85,189
Unrealized appreciation on futures	—	—	3,590	1,706,629
Dividends and Interest	120,998	86,013	6,521	196,473
Prepaid expenses and other assets	14,924	5,661	18,942	11,423
Total Assets	226,140,062	266,249,556	13,278,575	173,630,722

Liabilities:
Payables:	—	—	—	—
Fund shares redeemed	11,676,421	4,686,034	2,212,771	31,030,945
Collateral on securities loaned	4,878,536	26,869,200	490,445	633,420
Securities purchased	698,040	—	—	892,333
Unrealized depreciation on futures	453,724	—	16,033	—
Investment advisory fees	106,294	165,771	15,775	112,947
Shareholder service fees - Investor Class	21,256	33,135	7,807	16,905
Payable to related parties	50,717	92,594	3,116	54,871
Distribution (12b-1) fees	35,444	55,354	4,628	28,424
Interest payable	3,787	—	—	—
Total Liabilities	17,924,219	31,902,088	2,750,575	32,769,845

Net Assets	$208,215,843	$234,347,468	$10,528,000	$140,860,877

Net Assets Consist of:
Capital Stock	$219,673,327	$325,917,440	$12,021,176	$196,890,008
Accumulated losses	(11,457,484)	(91,569,972)	(1,493,176)	(56,029,131)
Net Assets	$208,215,843	$234,347,468	$10,528,000	$140,860,877

Net Asset Value Per Share
Investor Class Shares:
Net Assets	$208,198,596	$234,196,515	$10,458,391	$140,559,116
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	24,081,914	25,671,090	1,101,936	12,196,127
Net asset value, (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$8.65	$9.12	$9.49	$11.52
Advisor Class Shares:
Net Assets	$17,247	$150,953	$69,609	$301,761
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,983	16,803	7,465	27,471
Net asset value, (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$8.70	$8.98	$9.32	$10.98

(a)	Includes loaned securities with a value of $4,769,261, $26,242,321, $470,841 and $621,074, respectively.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
June 30, 2022

	Quantified	Quantified	Quantified Evolution	Quantified
	Pattern	Tactical Fixed	Plus Fund	Common
	Recognition Fund	Income Fund	(Consolidated)	Ground Fund
Assets:
Investment securities:
At cost	$16,326,615	$105,769,082	$84,083,761	$56,967,966
At value (a)	$16,312,553	$103,931,945	$84,009,992	$54,406,729
Cash	2,003,838	29,033,572	10,013,575	—
Deposits with brokers	2,032,240	13,426,149	3,153,250	—
Receivable:
Unrealized appreciation on futures	—	585,486	786,283	—
Securities sold	445,408	185,128	201,266	13,137,386
Dividends and Interest	20,922	236,111	36,581	43,779
Fund shares sold	2,430	7,308,687	51,829,318	1,224,482
Prepaid expenses and other assets	5,631	7,696	8,583	13,663
Total Assets	20,823,022	154,714,774	150,038,848	68,826,039

Liabilities:
Payables:
Collateral on securities loaned	—	34,749	15,392	8,573,050
Fund shares redeemed	2,076,380	565,351	164,625	16,586,299
Unrealized depreciation on futures	317,438	—	174,180	—
Securities purchased	57,123	1,031,673	7,624,814	—
Investment advisory fees	35,874	118,336	56,519	81,556
Shareholder service fees - Investor Class	5,381	17,750	8,478	12,233
Payable to related parties	31,558	54,515	37,714	32,958
Distribution (12b-1) fees	8,968	29,584	14,130	20,389
Total Liabilities	2,532,722	1,851,958	8,095,852	25,306,485

Net Assets	$18,290,300	$152,862,816	$141,942,996	$43,519,554

Net Assets Consist of:
Capital Stock	$37,473,092	$179,493,421	$149,366,288	$57,876,465
Accumulated losses	(19,182,792)	(26,630,605)	(7,423,292)	(14,356,911)
Net Assets	$18,290,300	$152,862,816	$141,942,996	$43,519,554

Net Asset Value Per Share
Investor Class Shares:
Net Assets	$18,290,300	$152,862,816	$141,942,996	$43,519,554
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	2,197,951	16,745,666	17,808,468	3,369,528
Net asset value, (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$8.32	$9.13	$7.97	$12.92

(a)	Includes loaned securities with a value of $0, $34,116, $15,140 and $8,303,415, respectively.

See accompanying notes to consolidated financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
June 30, 2022

	Quantified	Quantified	Quantified
	Tactical	Rising Dividend	Government Income
	Sectors Fund	Tactical Fund	Tactical Fund
Assets:
Investment securities:
At cost	$41,281,947	$28,337,853	$53,747,339
At value	$40,590,913	$27,416,494	$53,708,234
Deposits with brokers	—	—	5,578,205
Receivable:
Fund shares sold	86,926	22,015	10,285,111
Dividends and Interest	31,985	8,439	20,952
Unrealized appreciation on futures	—	—	232,586
Securities sold	38,101,093	—	—
Prepaid expenses and other assets	12,296	15,099	13,121
Total Assets	78,823,213	27,462,047	69,838,209

Liabilities:
Payables:
Fund shares redeemed	3,423,437	9,408	451,498
Investment advisory fees	76,147	23,166	42,284
Payable for swaps	43,423	—	—
Distribution (12b-1) fees	19,037	5,791	10,571
Payable to related parties	19,457	2,698	7,229
Shareholder service fees - Investor Class	11,422	3,475	6,343
Securities purchased	—	—	3,132,434
Total Liabilities	3,592,923	44,538	3,650,359

Net Assets	$75,230,290	$27,417,509	$66,187,850

Net Assets Consist of:
Capital Stock	$124,238,132	$33,988,997	$71,294,383
Accumulated losses	(49,007,842)	(6,571,488)	(5,106,533)
Net Assets	$75,230,290	$27,417,509	$66,187,850

Net Asset Value Per Share
Investor Class Shares:
Net Assets	$75,230,290	$27,417,509	$66,187,850
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	12,854,009	3,194,312	6,998,350
Net asset value, (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$5.85	$8.58	$9.46

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2022

	Quantified	Quantified	Quantified	Quantified
	Managed	Market Leaders	Alternative	STF
	Income Fund	Fund	Investment Fund	Fund
Investment Income
Dividends	$2,524,435	$3,674,167	$436,085	$375,435
Interest	189,640	208,123	8,359	344,483
Securities lending, net	298,162	137,510	24,907	10,145
Total Investment Income	3,012,237	4,019,800	469,351	730,063

Expenses
Investment advisory fees	1,033,615	2,467,756	113,835	1,938,851
Administration fees	206,823	490,343	21,574	290,908
Distribution (12b-1) fees
Investor Class	344,472	822,164	37,739	483,560
Advisor Class	262	1,691	823	4,612
Shareholder services fees - Investor Class	206,683	493,298	22,643	290,136
Custody overdraft fees	6,189	1,093	2,959	471
Interest expense on line of credit	451	—	2,416	—
Miscellaneous fees	9,000	9,000	—	9,000
Total Operating Expenses	1,807,495	4,285,345	201,989	3,017,538
Net Investment Income (Loss)	1,204,742	(265,545)	267,362	(2,287,475)

Realized and Unrealized Gain (Loss) on Investments, Futures and Swaps
Net realized gain (loss) from:
Investments	(5,118,333)	(40,631,279)	(1,217,264)	(988,425)
Futures	3,889,416	—	582,457	(19,158,197)
Swaps	—	(47,271,430)	—	—
Capital gain distributions from underlying investments companies	4,466	—	94,322	45,535
	(1,224,451)	(87,902,709)	(540,485)	(20,101,087)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,431,603)	(9,513,260)	(249,116)	(1,978,316)
Futures	(404,049)	—	(34,925)	(10,143,336)
Swaps	—	(5,363,895)	—	—
	(1,835,652)	(14,877,155)	(284,041)	(12,121,652)

Net Realized and Unrealized Loss on Investments, Futures and Swaps	(3,060,103)	(102,779,864)	(824,526)	(32,222,739)

Net Decrease in Net Assets Resulting From Operations	$(1,855,361)	$(103,045,409)	$(557,164)	$(34,510,214)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended June 30, 2022

	Quantified	Quantified	Quantified Evolution	Quantified
	Pattern	Tactical Fixed	Plus Fund	Common
	Recognition Fund	Income Fund	(Consolidated)	Ground Fund
Investment Income
Dividends	$59,563	$256,135	$109,177	$1,675,019
Interest	89,203	356,110	102,663	30,944
Securities lending, net	655	8,231	1,492	14,023
Total Investment Income	149,421	620,476	213,332	1,719,986

Expenses
Investment advisory fees	387,043	1,731,049	706,312	863,547
Distribution (12b-1) fees - Investor Class	96,761	432,762	176,578	215,887
Administration fees	58,946	260,489	106,202	130,007
Shareholder services fees - Investor Class	58,056	259,657	105,947	129,532
Custody overdraft fees	714	1,873	—	56,864
Interest expense on line of credit	—	—	—	47,545
Miscellaneous expenses	—	9,000	9,000	9,000
Total Operating Expenses	601,520	2,694,830	1,104,039	1,452,382

Net Investment Loss	(452,099)	(2,074,354)	(890,707)	267,604

Realized and Unrealized Gain (Loss) on Investments, Futures and Swaps
Net realized gain (loss) from:
Investments	(250,651)	(799,716)	(330,884)	(3,781,505)
Futures	(15,377,446)	(10,048,427)	1,187,032	—
Swaps	—	(1,123,212)	(6,636,653)	—
Capital gain distributions from underlying investments companies	4,095	25,859	10,137	—
	(15,624,002)	(11,945,496)	(5,770,368)	(3,781,505)
Net change in unrealized appreciation (depreciation) on:
Investments	(63,696)	(1,750,921)	(92,735)	(3,239,069)
Futures	(405,491)	602,599	1,352,456	—
Swaps	—	(353,936)	653,158	—
	(469,187)	(1,502,258)	1,912,879	(3,239,069)

Net Realized and Unrealized Loss on Investments, Futures and Swaps	(16,093,189)	(13,447,754)	(3,857,489)	(7,020,574)

Net Decrease in Net Assets Resulting From Operations	$(16,545,288)	$(15,522,108)	$(4,748,196)	$(6,752,970)

See accompanying notes to consolidated financial statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended June 30, 2022

	Quantified	Quantified	Quantified
	Tactical	Rising Dividend	Government Income
	Sectors Fund	Tactical Fund	Tactical Fund
Investment Income
Dividends	$550,917	$504,933	$89,949
Interest	60,936	11,116	48,269
Securities lending, net	70,606	—	—
Total Investment Income	682,459	516,049	138,218

Expenses
Investment advisory fees	787,711	303,372	334,471
Distribution (12b-1) fees - Investor Class	196,928	75,843	83,618
Administration fees	120,683	49,236	53,741
Shareholder services fees - Investor Class	118,156	45,506	50,171
Custody overdraft fees	—	9,518	377
Miscellaneous expenses	9,000	—	—
Total Operating Expenses	1,232,478	483,475	522,378

Net Investment Income (Loss)	(550,019)	32,574	(384,160)

Realized and Unrealized Gain (Loss) on Investments, Futures and Swaps
Net realized gain (loss) from:
Investments	(20,994,048)	(4,861,015)	(350,128)
Futures	—	—	(3,936,830)
Swaps	(27,114,497)	—	—
Capital gain distributions from underlying investments companies	—	174,480	12,744
	(48,108,545)	(4,686,535)	(4,274,214)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,127,593)	(1,398,417)	(36,298)
Futures	—	—	234,090
Swaps	342,027	—	—
	(785,566)	(1,398,417)	197,792

Net Realized and Unrealized Loss on Investments, Futures and Swaps	(48,894,111)	(6,084,952)	(4,076,422)

Net Decrease in Net Assets Resulting From Operations	$(49,444,130)	$(6,052,378)	$(4,460,582)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Quantified Managed Income Fund
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$1,204,742	$739,092
Net realized loss from investments and futures	(1,224,451)	(3,112,952)
Net change in unrealized appreciation (depreciation) on investments and futures	(1,835,652)	683,789
Net Decrease in Net Assets Resulting From Operations	(1,855,361)	(1,690,071)

Distributions to Shareholders from:
Total Distributions Paid
Investor Class	(983,577)	(727,077)
Total Distributions to Shareholders	(983,577)	(727,077)

Shares of Beneficial Interest:
Proceeds from shares sold
Investor Class	836,454,520	330,559,606
Advisor Class	496	74,928
Net asset value of shares issued in reinvestment of distributions
Investor Class	983,336	726,721
Advisor Class	—	—
Payments for shares redeemed
Investor Class	(750,843,259)	(276,969,772)
Advisor Class	(9,931)	(570,895)
Total Increase in Net Assets From Shares of Beneficial Interest	86,585,162	53,820,588

Total Increase in Net Assets	83,746,224	51,403,440

Net Assets:
Beginning of Year	124,469,619	73,066,179
End of Year	$208,215,843	$124,469,619

Share Activity
Investor Class:
Shares Sold	95,972,082	37,379,603
Shares issued in reinvestments of Distributions	113,027	82,676
Shares Redeemed	(86,165,513)	(31,324,543)
Net Increase in Shares of Beneficial Interest Outstanding	9,919,596	6,137,736

Advisor Class:
Shares Sold	57	8,342
Shares Redeemed	(1,136)	(62,989)
Net Decrease in Shares of Beneficial Interest Outstanding	(1,079)	(54,647)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Quantified Market Leaders Fund		Quantified Alternative Investment Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$(265,545)	$(183,681)	$267,362	$(61,440)
Net realized gain (loss) from investments, futures and swaps	(87,902,709)	106,545,122	(540,485)	3,167,049
Net change in unrealized appreciation (depreciation) on investments, futures and swaps	(14,877,155)	877,521	(284,041)	(48,358)
Net Increase (Decrease) in Net Assets Resulting From Operations	(103,045,409)	107,238,962	(557,164)	3,057,251

Distributions to Shareholders from:
Total Distributions Paid
Investor Class	(64,830,712)	(20,817,298)	(1,531,424)	—
Advisor Class	(35,129)	(10,440)	(9,541)	—
Total Distributions to Shareholders	(64,865,841)	(20,827,738)	(1,540,965)	—

Shares of Beneficial Interest:
Proceeds from shares sold
Investor Class	497,822,075	404,007,154	118,465,890	106,442,131
Advisor Class	27,350	114,704	4,302	64,064
Net asset value of shares issued in reinvestment of distributions
Investor Class	64,760,056	20,809,226	1,531,160	—
Advisor Class	35,129	10,440	9,541	—
Payments for shares redeemed
Investor Class	(521,345,505)	(289,756,688)	(116,078,574)	(108,390,364)
Advisor Class	(9,263)	(690,499)	(14,664)	(59,435)
Total Increase (Decrease) in Net Assets From Shares of Beneficial Interest	41,289,842	134,494,337	3,917,655	(1,943,604)

Total Increase (Decrease) in Net Assets	(126,621,408)	220,905,561	1,819,526	1,113,647

Net Assets:
Beginning of Year	360,968,876	140,063,315	8,708,474	7,594,827
End of Year	$234,347,468	$360,968,876	$10,528,000	$8,708,474

Share Activity
Investor Class:
Shares Sold	39,795,641	28,158,125	11,515,869	10,669,457
Shares issued in reinvestments of Distributions	5,437,452	1,549,458	154,195	—
Shares Redeemed	(41,834,283)	(20,081,782)	(11,358,409)	(10,752,723)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	3,398,810	9,625,801	311,655	(83,266)

Advisor Class:
Shares Sold	2,529	7,752	400	6,534
Shares issued in reinvestments of Distributions	2,987	789	977	—
Shares Redeemed	(604)	(56,297)	(1,516)	(6,216)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	4,912	(47,756)	(139)	318

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Quantified STF Fund		Quantified Pattern Recognition Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations:
Net investment (loss)	$(2,287,475)	$(1,389,426)	$(452,099)	$(341,271)
Net realized gain (loss) from investments and futures	(20,101,087)	37,093,456	(15,624,002)	10,573,274
Net change in unrealized appreciation (depreciation) on investments and futures	(12,121,652)	8,647,235	(469,187)	(44,166)
Net Increase (Decrease) in Net Assets Resulting From Operations	(34,510,214)	44,351,265	(16,545,288)	10,187,837

Distributions to Shareholders from:
Total Distributions Paid
Investor Class	(41,993,017)	(22,340,805)	(6,138,643)	(43,751)
Advisor Class	(209,090)	(99,874)	—	—
Total Distributions to Shareholders	(42,202,107)	(22,440,679)	(6,138,643)	(43,751)

Shares of Beneficial Interest:
Proceeds from shares sold:
Investor Class	385,548,653	313,466,549	224,056,062	122,498,250
Advisor Class	2,187,112	2,542,535	—	—
Net asset value of shares issued in reinvestment of distributions:
Investor Class	41,490,496	22,054,043	6,125,596	43,747
Advisor Class	209,090	96,857	—	—
Payments for shares redeemed
Investor Class	(388,034,300)	(250,323,289)	(260,160,379)	(81,871,314)
Advisor Class	(2,363,944)	(2,528,729)	—	—
Total Increase (Decrease) in Net Assets From Shares of Beneficial Interest	39,037,107	85,307,966	(29,978,721)	40,670,683

Total Increase (Decrease) in Net Assets	(37,675,214)	107,218,552	(52,662,652)	50,814,769

Net Assets:
Beginning of Year	178,536,091	71,317,539	70,952,952	20,138,183
End of Year	$140,860,877	$178,536,091	$18,290,300	$70,952,952

Share Activity
Investor Class:
Shares Sold	24,262,178	19,157,058	20,286,971	10,118,583
Shares issued in reinvestments of Distributions	2,430,609	1,409,204	538,278	4,143
Shares Redeemed	(24,892,144)	(15,366,358)	(23,913,913)	(6,755,722)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	1,800,643	5,199,904	(3,088,664)	3,367,004

Share Activity
Advisor Class:
Shares Sold	116,046	152,140	—	—
Shares issued in reinvestments of Distributions	12,812	6,381	—	—
Shares Redeemed	(135,591)	(158,522)	—	—
Net Decrease in Shares of Beneficial Interest Outstanding	(6,733)	(1)	—	—

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Quantified Tactical Fixed Income Fund		Quantified Evolution Plus Fund (Consolidated)
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations:
Net investment (loss)	$(2,074,354)	$(1,895,037)	$(890,707)	$(489,770)
Net realized gain (loss) from investments, futures and swaps	(11,945,496)	(11,098,045)	(5,770,368)	6,097,907
Net change in unrealized appreciation (depreciation) on investments, futures and swaps	(1,502,258)	444,380	1,912,879	(2,084,039)
Net Increase (Decrease) in Net Assets Resulting From Operations	(15,522,108)	(12,548,702)	(4,748,196)	3,524,098

Distributions to Shareholders from:
Return of Capital
Investor Class	—	1,273	—	—
Total Distributions Paid
Investor Class	—	(2,837,977)	(7,395,650)	(729,716)
Total Distributions to Shareholders	—	(2,836,704)	(7,395,650)	(729,716)

Shares of Beneficial Interest:
Proceeds from shares sold:
Investor Class	361,514,669	316,387,473	317,693,703	141,633,890
Net asset value of shares issued in reinvestment of distributions:
Investor Class	—	2,836,192	7,392,054	729,190
Payments for shares redeemed
Investor Class	(365,725,323)	(217,410,684)	(229,743,028)	(111,855,038)
Total Increase (Decrease) in Net Assets From Shares of Beneficial Interest	(4,210,654)	101,812,981	95,342,729	30,508,042

Total Increase (Decrease) in Net Assets	(19,732,762)	86,427,575	83,198,883	33,302,424

Net Assets:
Beginning of Year	172,595,578	86,168,003	58,744,113	25,441,689
End of Year	$152,862,816	$172,595,578	$141,942,996	$58,744,113

Share Activity
Investor Class:
Shares Sold	36,052,323	29,522,430	35,429,624	14,816,171
Shares issued in reinvestments of Distributions	—	265,065	779,752	79,519
Shares Redeemed	(36,587,381)	(20,372,687)	(24,352,039)	(11,803,410)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	(535,058)	9,414,808	11,857,337	3,092,280

See accompanying notes to consolidated financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Quantified Common Ground Fund		Quantified Tactical Sectors Fund
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021 (a)
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations:
Net investment income (loss)	$267,604	$(345,980)	$(550,019)	$(113,295)
Net realized gain (loss) from investments, futures and swaps	(3,781,505)	14,245,794	(48,108,545)	2,782,429
Net change in unrealized appreciation (Depreciation) on investments, futures and swaps	(3,239,069)	379,105	(785,566)	94,532
Net Increase (Decrease) in Net Assets Resulting From Operations	(6,752,970)	14,278,919	(49,444,130)	2,763,666

Distributions to Shareholders from:
Total Distributions Paid
Investor Class	(7,158,565)	(1,111,919)	(2,251,739)	—
Total Distributions to Shareholders	(7,158,565)	(1,111,919)	(2,251,739)	—

Shares of Beneficial Interest:
Proceeds from shares sold:
Investor Class	1,004,571,852	280,265,420	274,066,663	56,873,922
Net asset value of shares issued in reinvestment of distributions:
Investor Class	7,127,372	1,111,905	2,251,680	—
Payments for shares redeemed
Investor Class	(1,006,249,311)	(262,534,993)	(203,643,453)	(5,386,319)
Total Increase in Net Assets From Shares of Beneficial Interest	5,449,913	18,842,332	72,674,890	51,487,603

Total Increase (Decrease) in Net Assets	(8,461,622)	32,009,332	20,979,021	54,251,269

Net Assets:
Beginning of Year	51,981,176	19,971,844	54,251,269	—
End of Year	$43,519,554	$51,981,176	$75,230,290	$54,251,269

Share Activity
Investor Class:
Shares Sold	72,462,133	25,139,810	35,977,491	5,644,189
Shares issued in reinvestments of Distributions	504,414	99,455	277,301	—
Shares Redeemed	(73,656,140)	(23,310,598)	(28,539,040)	(505,932)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	(689,593)	1,928,667	7,715,752	5,138,257

(a)	The Fund commenced operations on March 4, 2021

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Quantified Rising Dividend Tactical Fund		Quantified Government Income Tactical Fund
	Year Ended	Period Ended	Year Ended	Period Ended
	June 30, 2022	June 30, 2021 (a)	June 30, 2022	June 30, 2021 (b)
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations:
Net investment income (loss)	$32,574	$4,728	$(384,160)	$(16,934)
Net realized gain (loss) from investments and futures	(4,686,535)	—	(4,274,214)	82,004
Net change in unrealized appreciation (depreciation) on investments	(1,398,417)	477,058	197,792	(4,311)
Net Increase (Decrease) in Net Assets Resulting From Operations	(6,052,378)	481,786	(4,460,582)	60,759

Distributions to Shareholders from:
Total Distributions Paid
Investor Class	(163,258)	—	(728,746)	—
Total Distributions to Shareholders	(163,258)	—	(728,746)	—

Shares of Beneficial Interest:
Proceeds from shares sold:
Investor Class	61,741,858	22,070,614	289,593,640	8,085,058
Net asset value of shares issued in reinvestment of distributions:
Investor Class	163,258	—	728,722	—
Payments for shares redeemed
Investor Class	(49,850,308)	(974,063)	(225,892,338)	(1,198,663)
Total Increase in Net Assets From Shares of Beneficial Interest	12,054,808	21,096,551	64,430,024	6,886,395

Total Increase in Net Assets	5,839,172	21,578,337	59,240,696	6,947,154

Net Assets:
Beginning of Year/Period	21,578,337	—	6,947,154	—
End of Year/Period	$27,417,509	$21,578,337	$66,187,850	$6,947,154

Share Activity
Investor Class:
Shares Sold	5,960,173	2,204,921	28,662,125	807,520
Shares issued in reinvestments of Distributions	14,748	—	68,878	—
Shares Redeemed	(4,888,392)	(97,138)	(22,421,175)	(118,998)
Net Increase in Shares of Beneficial Interest Outstanding	1,086,529	2,107,783	6,309,828	688,522

(a)	The Fund commenced operations on April 14, 2021

(b)	The Fund commenced operations on April 15, 2021

See accompanying notes to financial statements.

STATEMENTS OF CASH FLOWS
For the Year Ended June 30, 2022

	Quantified	Quantified
	Alternative	Common
	Investment Fund	Ground Fund
Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(557,164)	$(6,752,970)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(136,813,702)	(1,082,528,096)
Proceeds from sales of investments	136,725,855	1,089,902,987
Net purchases of short term investments	(3,379,236)	(8,633,871)
Net realized gain on investments	540,485	3,781,505
Net change in unrealized appreciation (depreciation) on investments	284,041	3,239,069
(Increase)/Decrease in assets:
Receivable for securities sold	(639,110)	(13,137,386)
Dividends and interest receivable	(6,427)	(30,000)
Prepaid expenses and other assets	10,169	(3,433)
Increase/(Decrease) in liabilities:
Payable for securities purchased	(489,999)	—
Investment advisory fees payable	10,950	45,463
Payable to related parties	(10,115)	15,605
Distribution (12b-1) fees payable	4,585	20,346
Accrued Shareholder Service Fee	6,747	6,819
Net cash used in operating activities	(4,312,921)	(14,073,962)

Cash Flows from Financing Activities
Proceeds from shares issued	118,463,267	1,003,789,977
Payments for shares redeemed	(113,887,500)	(989,684,822)
Proceeds from line of credit	7,023,000	163,912,000
Repayment of borrowings	(7,023,000)	(163,912,000)
Distributions paid (net of reinvestments)	(264)	(31,193)
Net cash provided by financing activities	4,575,503	14,073,962

Net increase in cash	262,582	—
Cash and Restricted Cash at beginning of year	187,139	—
Cash and Restricted Cash at end of year	$449,721	$—

Cash	—	—
Restricted Cash
Deposits with brokers for futures	449,721	—
Total Cash and Restricted Cash	$449,721	$—

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consists of reinvestment of dividends	$1,540,701	$7,127,372
Cash paid for custody overdraft	$2,959	$56,864
Cash paid for interest on line of credit	$2,416	$42,128

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Quantified Managed Income Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class					Advisor Class
	Year Ended June 30,					Year Ended June 30,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net asset value, beginning of year	$8.79	$9.04	$9.75	$9.31	$9.64	$8.83	$9.07	$9.70	$9.28	$9.54
Activity from investment operations:
Net investment income (loss) (1)	0.08	0.06	0.15	0.35	0.22	0.04	(0.02)	0.09	0.30	0.15
Net realized and unrealized gain (loss) on investments, futures and distributions from underlying investment companies	(0.16)	(0.23)	(0.64)	0.28	(0.31)	(0.17)	(0.22)	(0.64)	0.26	(0.31)
Total from investment operations	(0.08)	(0.17)	(0.49)	0.63	(0.09)	(0.13)	(0.24)	(0.55)	0.56	(0.16)
Distributions to Shareholders:
Net investment income	(0.06)	(0.08)	(0.16)	(0.19)	(0.24)	—	—	(0.02)	(0.14)	(0.10)
Net realized gains	—	—	(0.06)	—	—	—	—	(0.06)	—	—
Total distributions	(0.06)	(0.08)	(0.22)	(0.19)	(0.24)	—	—	(0.08)	(0.14)	(0.10)
Net asset value, end of year	$8.65	$8.79	$9.04	$9.75	$9.31	$8.70	$8.83	$9.07	$9.70	$9.28
Total return (2)	(0.90)%	(1.92)%	(5.19)%	6.89%	(0.99)%	(1.47)%	(2.65)%	(5.76)%	6.16%	(1.67)%
Net assets, end of year (in 000s)	$208,199	$124,443	$72,543	$59,435	$40,477	$17	$27	$523	$570	$415
Ratios/Supplemental Data:
Ratio of expenses to average net assets (3)	1.31%	1.41%	1.43%	1.42%	1.41%	1.91%	2.02%	2.03%	2.02%	2.01%
Ratio of net investment income (loss) to average net assets (3,4)	0.88%	0.70%	1.59%	3.72%	2.31%	0.44%	(0.25)%	0.96%	3.24%	1.59%
Portfolio turnover rate	820%	619%	794%	640%	638%	820%	619%	794%	640%	638%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or year.

(2)	Total return shown assumes the reinvestment of all distributions.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Quantified Market Leaders Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class					Advisor Class
	Year ended June 30,					Year ended June 30,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net asset value, beginning of year	$16.20	$11.02	$9.38	$11.57	$10.87	$15.92	$10.87	$9.30	$11.41	$10.76
Activity from investment operations:
Net investment income (loss) (1)	(0.01)	(0.01)	0.00 (2)	0.08	(0.06)	(0.08)	(0.19)	(0.06)	(0.01)	(0.12)
Net realized and unrealized gain (loss) on investments, futures, swaps and underlying investment companies	(3.88)	6.46	1.64	(0.96)	2.12	(3.83)	6.48	1.63	(0.91)	2.08
Total from investment operations	(3.89)	6.45	1.64	(0.88)	2.06	(3.91)	6.29	1.57	(0.92)	1.96
Distributions to Shareholders:
Net investment income	(0.19)	(0.03)	—	(0.12)	(0.29)	(0.03)	—	—	—	(0.24)
Net realized gains	(3.00)	(1.24)	—	(1.19)	(1.07)	(3.00)	(1.24)	—	(1.19)	(1.07)
Total distributions	(3.19)	(1.27)	—	(1.31)	(1.36)	(3.03)	(1.24)	—	(1.19)	(1.31)
Net asset value, end of year	$9.12	$16.20	$11.02	$9.38	$11.57	$8.98	$15.92	$10.87	$9.30	$11.41
Total return (3)	(28.64)%	60.94%	17.48%	(6.18)%	19.35%	(29.09)%	60.23%	16.88%	(6.77)%	18.58%
Net assets, end of year (in 000s)	$234,197	$360,780	$139,415	$157,573	$102,196	$151	$189	$649	$455	$650
Ratios/Supplemental Data:
Ratio of expenses to average net assets (4)	1.30%	1.40%	1.42%	1.42%	1.42%	1.90%	2.00%	2.03%	2.02%	2.01%
Ratio of net investment income (loss) to average net assets (4,5)	(0.08)%	(0.07)%	(0.05)%	0.81%	(0.49)%	(0.67)%	(1.48)%	(0.65)%	(0.12)%	(1.02)%
Portfolio turnover rate	1058%	568%	727%	797%	495%	1058%	568%	727%	797%	495%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown assumes the reinvestment of all distributions.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Quantified Alternative Investment Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class						Advisor Class
	Year ended June 30,						Year Ended June 30,
	2022	2021	2020	2019	2018		2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.92	$8.62	$9.48	$9.46	$9.49		$10.72	$8.51	$9.35	$9.39	$9.42
Activity from investment operations:
Net investment income (loss) (1)	0.18	(0.04)	0.07	0.07	0.10		0.16	(0.05)	(0.05)	0.01	0.06
Net realized and unrealized gain (loss) on investments, futures and underlying investment companies	(0.34)	2.34	(0.79)	(0.04)	0.19		(0.37)	2.26	(0.71)	(0.05)	0.17
Total from investment operations	(0.16)	2.30	(0.72)	0.03	0.29		(0.21)	2.21	(0.76)	(0.04)	0.23
Distributions to Shareholders:
Net investment income	(0.16)	—	(0.14)	(0.01)	(0.16)		(0.08)	—	(0.08)	—	(0.10)
Net realized gains	(1.11)	—	—	—	(0.16)		(1.11)	—	—	—	(0.16)
Total distributions	(1.27)	—	(0.14)	(0.01)	(0.32)		(1.19)	—	(0.08)	—	(0.26)
Net asset value, end of year	$9.49	$10.92	$8.62	$9.48	$9.46		$9.32	$10.72	$8.51	$9.35	$9.39
Total return (2)	(1.99)%	26.68%	(7.76)%	0.28%	2.79	% (3)	(2.45)%	25.97%	(8.26)%	(0.43)%	2.25%
Net assets, end of year (in 000s)	$10,458	$8,627	$7,533	$8,682	$9,092		$70	$82	$62	$15	$16
Ratios/Supplemental Data:
Ratio of expenses to average net assets (4)	1.33%	1.56%	1.46%	1.42%	1.41%		1.94%	2.24%	2.14%	2.02%	2.01%
Ratio of net investment income (loss) to average net assets (4,5)	1.77%	(0.43)%	0.74%	0.71%	1.03%		1.58%	(0.49)%	(0.57)%	0.09%	0.64%
Portfolio turnover rate	1321%	1031%	570%	595%	553%		1321%	1031%	570%	595%	553%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown assumes the reinvestment of all distributions.

(3)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Quantified STF Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class						Advisor Class
	Year Ended June 30,						Year Ended June 30,
	2022		2021	2020	2019	2018	2022	2021	2020	2019	2018
Net asset value, beginning of year	$17.12		$13.64	$9.51	$10.05	$11.22	$16.55	$13.34	$9.31	$9.88	$11.14
Activity from investment operations:
Net investment income (loss) (1)	(0.19)		(0.19)	0.01	0.04	0.01	(0.28)	(0.28)	(0.07)	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments, futures and underlying investment companies	(1.74)		6.95	4.18	(0.34)	2.82	(1.62)	6.77	4.10	(0.33)	2.79
Total from investment operations	(1.93)		6.76	4.19	(0.30)	2.83	(1.90)	6.49	4.03	(0.35)	2.74
Distributions to Shareholders:
Net investment income	—		— (2)	(0.06)	(0.02)	—	—	—	—	—	—
Net realized gains	(3.67)		(3.28)	—	(0.22)	(4.00)	(3.67)	(3.28)	—	(0.22)	(4.00)
Total distributions	(3.67)		(3.28)	(0.06)	(0.24)	(4.00)	(3.67)	(3.28)	0.00	(0.22)	(4.00)
Net asset value, end of year	$11.52		$17.12	$13.64	$9.51	$10.05	$10.98	$16.55	$13.34	$9.31	$9.88
Total return (3)	(18.23	)% (6)	51.86%	44.17%	(3.12)%	24.06%	(18.72)%	50.87%	43.29%	(3.65)%	23.31%
Net assets, end of year (in 000s)	$140,559		$177,970	$70,861	$70,238	$92,664	$302	$566	$456	$121	$261
Ratios/Supplemental Data:
Ratio of expenses to average net assets (4)	1.55%		1.66%	1.68%	1.67%	1.66%	2.15%	2.27%	2.28%	2.27%	2.26%
Ratio of net investment income (loss) to average net assets (4,5)	(1.18)%		(1.16)%	0.05%	0.42%	0.12%	(1.79)%	(1.74)%	(0.65)%	(0.20)%	(0.46)%
Portfolio turnover rate	168%		238%	91%	41%	72%	168%	238%	91%	41%	72%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown assumes the reinvestment of all distributions.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Quantified Pattern Recognition Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout the year or period.

	Investor Class
			Period Ended
	Year Ended June 30,		June 30,
	2022	2021	2020 (1)
Net asset value, beginning of year or period	$13.42	$10.49	$10.00
Activity from investment operations:
Net investment loss (2)	(0.13)	(0.13)	(0.00	)(8)
Net realized and unrealized gain (loss) on investments and futures	(1.94)	3.08	0.90
Total from investment operations	(2.07)	2.95	0.90
Distributions to Shareholders:
Net investment income	—	—	(0.02)
Net realized gains	(3.03)	(0.02)	(0.39)
Total distributions	(3.03)	(0.02)	(0.41)
Net asset value, end of year or period	$8.32	$13.42	$10.49
Total return (3,4)	(21.49)%	28.21%	8.90	% (4)
Net assets, end of year or period (in 000s)	$18,290	$70,953	$20,138
Ratios/Supplemental Data:
Ratio of expenses to average net assets (6)	1.55%	1.67%	1.69	% (5)
Ratio of net investment loss to average net assets (6,7)	(1.17)%	(1.12)%	(0.01	)% (5)
Portfolio turnover rate	495%	226%	244	% (4)

(1)	The Fund commenced operations on August 30, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Total returns shown assumes the reinvestment of all distributions.

(4)	Not Annualized.

(5)	Annualized.

(6)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Quantified Tactical Fixed Income Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout the year or period.

	Investor Class
				Period Ended
	Year Ended June 30,			June 30,
	2022	2021		2020 (1)
Net asset value, beginning of year or period	$9.99	$10.95		$10.00
Activity from investment operations:
Net investment loss (2)	(0.12)	(0.14)		(0.02)
Net realized and unrealized gain (loss) on investments, futures and swaps	(0.74)	(0.59)		1.18
Total from investment operations	(0.86)	(0.73)		1.16
Distributions to Shareholders:
Net investment income	—	—		(0.03)
Net realized gains	—	(0.23)		(0.18)
Return of capital	—	(0.00	)(8)	—
Total distributions	0.00	(0.23)		(0.21)
Net asset value, end of year or period	$9.13	$9.99		$10.95
Total return (3,4)	(8.61)%	(6.83)%		11.84	% (4)
Net assets, end of year or period (in 000s)	$152,863	$172,596		$86,168
Ratios/Supplemental Data:
Ratio of expenses to average net assets (6)	1.56%	1.66%		1.67	% (5)
Ratio of net investment loss to average net assets (6,7)	(1.20)%	(1.31)%		(0.23	)% (5)
Portfolio turnover rate	121%	121%		177	% (4)

(1)	The Fund commenced operations on September 13, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Total returns shown assumes the reinvestment of all distributions.

(4)	Not Annualized.

(5)	Annualized.

(6)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Represents less than $0.01 per share.

See accompanying notes to financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS
Quantified Evolution Plus Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout the year or period.

	Investor Class
			Period Ended
	Year Ended June 30,		June 30,
	2022	2021	2020 (1)
Net asset value, beginning of year or period	$9.87	$8.90	$10.00
Activity from investment operations:
Net investment loss (2)	(0.12)	(0.13)	(0.04)
Net realized and unrealized gain (loss) on investments, futures and swaps	(0.50)	1.32	(1.05)
Total from investment operations	(0.62)	1.19	(1.09)
Distributions to Shareholders:
Net investment income	—	(0.22)	(0.01)
Net realized gains	(1.28)	—	(0.00	)(8)
Total distributions	(1.28)	(0.22)	(0.01)
Net asset value, end of year or period	$7.97	$9.87	$8.90
Total return (3,4)	(8.32)%	13.50%	(10.87	)% (4)
Net assets, end of year or period (in 000s)	$141,943	$58,744	$25,442
Ratios/Supplemental Data:
Ratio of expenses to average net assets (6)	1.56%	1.66%	1.68	% (5)
Ratio of net investment loss to average net assets (6,7)	(1.26)%	(1.37)%	(0.53	)% (5)
Portfolio turnover rate	514%	594%	437	% (4)

(1)	The Fund commenced operations on September 30, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Total returns shown assumes the reinvestment of all distributions.

(4)	Not Annualized.

(5)	Annualized.

(6)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Represents less than $0.01 per share.

See accompanying notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS
Quantified Common Ground Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout the year or period.

	Investor Class
				Period Ended
	Year Ended June 30,			June 30,
	2022		2021	2020 (1)
Net asset value, beginning of year or period	$12.81		$9.37	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.04		(0.10)	(0.01)
Net realized and unrealized gain (loss) on investments	0.84		3.73	(0.62)
Total from investment operations	0.88		3.63	(0.63)
Distributions to Shareholders:
Net realized gains	(0.77)		(0.19)	—
Total distributions	(0.77)		(0.19)	—
Net asset value, end of year or period	$12.92		$12.81	$9.37
Total return (3,4)	6.35	% (6)	38.99%	(6.30	)% (4)
Net assets, end of year or period (in 000s)	$43,520		$51,981	$19,972
Ratios/Supplemental Data:
Ratio of expenses to average net assets (6)	1.68%		1.78%	1.74	% (5)
Ratio of net investment income (loss) to average net assets (6,7)	0.31%		(0.86)%	(0.12	)% (5)
Portfolio turnover rate	1382%		1001%	484	% (4)

(1)	The Fund commenced operations on December 27, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Total returns shown assumes the reinvestment of all distributions.

(4)	Not Annualized.

(5)	Annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Quantified Tactical Sectors Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout the year or period.

	Investor Class
	Year Ended	Period Ended
	June 30,	June 30,
	2022	2021 (1)
Net asset value, beginning of year or period	$10.56	$10.00
Activity from investment operations:
Net investment loss (2)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	(4.41)	0.58
Total from investment operations	(4.46)	0.56
Distributions to Shareholders:
Net realized gains	(0.25)	—
Total distributions	(0.25)	—
Net asset value, end of year or period	$5.85	$10.56
Total return (3,4)	(42.89)%	5.60	% (4)
Net assets, end of year or period (in 000s)	$75,230	$54,251
Ratios/Supplemental Data:
Ratio of expenses to average net assets (6)	1.56%	1.62	% (5)
Ratio of net investment loss to average net assets (6,7)	(0.70)%	(0.66	)% (5)
Portfolio turnover rate	1392%	205	% (4)

(1)	The Fund commenced operations on March 4, 2021.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Total returns shown assumes the reinvestment of all distributions.

(4)	Not Annualized.

(5)	Annualized.

(6)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Quantified Rising Dividend Tactical Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout the year or period.

	Investor Class
	Year Ended June 30,	Period Ended June 30,
	2022	2021(a)
Net asset value, beginning of year or period	$10.24	$10.00
Activity from investment operations:
Net investment income (1)	0.01	—	(5)
Net realized and unrealized gain (loss) on investments, futures and underlying investment companies	(1.62)	0.24
Total from investment operations	(1.61)	0.24
Distributions to Shareholders:
Net investment income	(0.05)	—
Total distributions	(0.05)	—
Net asset value, end of year or period	$8.58	$10.24
Total return (2,3)	(15.80)%	2.40	% (3)
Net assets, end of year or period (in 000s)	$27,418	$21,578
Ratios/Supplemental Data:
Ratio of expenses to average net assets (6)	1.59%	1.58	% (4)
Ratio of net investment income to average net assets (6,7)	0.11%	0.11	% (4)
Portfolio turnover rate	288%	0	% (3)

(a)	The Fund commenced operations on April 14, 2021.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(2)	Total returns shown assumes the reinvestment of all distributions.

(3)	Not Annualized.

(4)	Annualized.

(5)	Represents less than $0.01 per share.

(6)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Quantified Government Income Tactical Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout the year or period.

	Investor Class
	Year Ended June 30,	Period Ended June 30,
	2021	2021(a)
Net asset value, beginning of year or period	$10.09	$10.00
Activity from investment operations:
Net investment loss (1)	(0.12)	(0.03)
Net realized and unrealized gain (loss) on investments, futures and underlying investment companies	(0.37)	0.12
Total from investment operations	(0.49)	0.09
Distributions to Shareholders:
Net realized gains	(0.14)	—
Total distributions	(0.14)	—
Net asset value, end of year or period	$9.46	$10.09
Total return (2,3)	(5.05)%	0.90	% (3)
Net assets, end of year or period (in 000s)	$66,188	$6,947
Ratios/Supplemental Data:
Ratio of expenses to average net assets (5)	1.56%	1.63	% (4)
Ratio of net investment loss to average net assets (5,6)	(1.15)%	(1.28	)% (4)
Portfolio turnover rate	766%	98	% (3)

(a)	The Fund commenced operations on April 15, 2021.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(2)	Total returns shown assumes the reinvestment of all distributions.

(3)	Not Annualized.

(4)	Annualized.

(6)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2022

1.	ORGANIZATION

Quantified Managed Income Fund, Quantified Market Leaders Fund, Quantified Alternative Investment Fund, Quantified STF Fund, Quantified Pattern Recognition Fund, Quantified Tactical Fixed Income Fund, Quantified Evolution Plus Fund, Quantified Common Ground Fund, Quantified Tactical Sectors Fund, Quantified Rising Dividend Tactical Fund (“Quantified Rising Dividend”) and Quantified Government Income Tactical Fund (“Quantified Government Income”) (each a “Fund” and collectively the “Funds”) are each a diversified series (except Quantified Pattern Recognition, Quantified Tactical Fixed Income, Quantified Evolution Plus, Quantified Common Ground and Quantified Tactical Sectors Funds, which are non-diversified series), of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Quantified Managed Income Fund, Quantified Market Leaders Fund, Quantified Alternative Investment Fund and Quantified STF Fund currently offer two classes of shares, Investor and Advisor classes of shares each of which are offered at Net Asset Value per share (“NAV”). Quantified Pattern Recognition Fund, Quantified Tactical Fixed Income Fund, Quantified Evolution Plus Fund, Quantified Common Ground Fund, Quantified Tactical Sectors Fund, Quantified Rising Dividend Tactical Fund and Quantified Government Income Tactical Fund currently offer Investor Class shares, which are offered at NAV.

The Funds’ commencement dates and their investment objectives are as follows:

Fund	Investor Class	Advisor Class	Investment Objective
Quantified Managed Income Fund	August 9, 2013	March 18, 2016	seeks high total return from fixed income investments on an annual basis consistent with a moderate tolerance for risk
Quantified Market Leaders Fund	August 9, 2013	March 18, 2016	seeks high appreciation on an annual basis consistent with a high tolerance for risk
Quantified Alternative Investment Fund	August 9, 2013	March 18, 2016	seeks high total return from alternative investment vehicles on an annual basis consistent with a high tolerance for risk
Quantified STF Fund	November 13, 2015	November 13, 2015	seeks high appreciation on an annual basis consistent with a high tolerance for risk.
Quantified Pattern Recognition Fund	August 30, 2019	N/A	seeks capital appreciation
Quantified Tactical Fixed Income Fund	September 13, 2019	N/A	seeks total return
Quantified Evolution Plus Fund	September 30, 2019	N/A	seeks capital appreciation
Quantified Common Ground Fund	December 27, 2019	N/A	seeks total return
Quantified Tactical Sectors Fund	March 4, 2021	N/A	seeks high appreciation on an annual basis consistent with a high tolerance for risk
Quantified Rising Dividend Tactical Fund	April 14, 2021	N/A	seeks total return consistent with a moderate tolerance for risk
Quantified Government Income Tactical Fund	April 15, 2021	N/A	seeks high total return consistent with a moderate tolerance for risk

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies including FASB Accounting Standard Update (“ASU”) 2013-08. Each Fund’s income, expenses (other than class-specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures are valued at the final settled price or, in the absence of a settled price, at

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

the last sale price on the day of valuation. Investments in open-end investment companies are valued at net asset value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Trust’s Board of Trustees. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Funds’ holding. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having sixty days or less remaining until maturity, at time of purchase, may be valued at amortized cost which approximates fair value.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source) and (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor and/or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to each Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor and/or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – Each Fund invests in portfolios of exchange traded funds or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon the methods established by the board of directors of the Underlying Funds.

Open-end mutual funds are valued at their respective net asset values as reported by such investment companies. The shares of many Underlying Funds frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any Underlying Funds purchased by the Funds will not change.

Units of Mount Vernon Liquid Assets Portfolio, LLC are not traded on or exchange and are valued at the investment company’s NAV per unit as provided by the Underlying Fund’s administrator.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2022 for each Fund’s assets and liabilities measured at fair value:

Quantified Managed Income Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Common Stocks *	$20,009,804	$—	$—	$20,009,804
Short-Term Investments	176,048,513	—	—	176,048,513
Collateral For Securities Loaned	4,878,536	—	—	4,878,536
Total Investments	$200,936,853	$—	$—	$200,936,853
Liabilities
Derivatives
Futures Contracts	$(453,724)	$—	$—	$(453,724)
Total Liabilities	$(453,724)	$—	$—	$(453,724)

Quantified Market Leaders Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Exchange-Traded Funds	$97,344,091	$—	$—	$97,344,091
Short-Term Investments	80,528,558	—	—	80,528,558
Collateral For Securities Loaned	26,869,200	—	—	26,869,200
Total Investments	$204,741,849	$—	$—	$204,741,849

Quantified Alternative Investment Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Exchange-Traded Funds	$4,025,807	$—	$—	$4,025,807
Open End Mutual Funds	1,899,446	—	—	1,899,446
Short-Term Investments	5,285,562	—	—	5,285,562
Collateral For Securities Loaned	490,445	—	—	490,445
Total Investments	$11,701,260	$—	$—	$11,701,260

Derivatives
Futures Contracts	$3,590	$—	$—	$3,590
Total Assets	$11,704,850	$—	$—	$11,704,850
Liabilities
Derivatives
Futures Contracts	$(16,033)	$—	$—	$(16,033)
Total Liabilities	$(16,033)	$—	$—	$(16,033)

Quantified STF Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Certificate of Deposit *	$—	$10,497,640	$—	$10,497,640
Corporate Bonds *	—	22,572,432	—	22,572,432
Exchange-Traded Funds	33,568,346	—	—	33,568,346
Short-Term Investments	66,796,547	—	—	66,796,547
Collateral For Securities Loaned	633,420	633,420
Total Investments	$100,998,313	$33,070,072	$—	$134,068,385
Derivatives
Futures Contracts	$1,706,629	$—	$—	$1,706,629
Total Assets	$102,704,942	$33,070,072	$—	$135,775,014

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

Quantified Pattern Recognition Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Certificate of Deposit *	$—	$1,998,406	$—	$1,998,406
Exchange-Traded Funds	2,807,645	—	—	2,807,645
Short-Term Investments	11,506,502	—	—	11,506,502
Total Investments	$14,314,147	$1,998,406	$—	$16,312,553
Liabilities
Derivatives
Futures Contracts	$(317,438)	$—	$—	$(317,438)
Total Liabilities	$(317,438)	$—	$—	$(317,438)

Quantified Tactical Fixed Income Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Certificate of Deposit *	$—	$9,498,945	$—	$9,498,945
Corporate Bonds*	—	21,689,165	—	21,689,165
Exchange-Traded Funds	22,984,474	—	—	22,984,474
Short-Term Investments	49,724,612	—	—	49,724,612
Collateral For Securities Loaned	34,749	—	—	34,749
Total Investments	$72,743,835	$31,188,110	$—	$103,931,945
Derivatives
Futures Contracts	$585,486	$—	$—	$585,486
Total Assets	$73,329,321	$31,188,110	$—	$104,517,431

Quantified Evolution Plus Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Certificate of Deposit *	$—	$999,763	$—	$999,763
Exchange-Traded Funds	21,095,074	—	—	21,095,074
Short-Term Investments	61,899,763	—	—	61,899,763
Collateral For Securities Loaned	15,392	—	—	15,392
Total Investments	$83,010,229	$999,763	$—	$84,009,992
Derivatives
Futures Contracts	$786,283	$—	$—	$786,283
Total Assets	$83,796,512	$999,763	$—	$84,796,275
Liabilities
Derivatives
Futures Contracts	$(174,180)	$—	$—	$(174,180)
Total Liabilities	$(174,180)	$—	$—	$(174,180)

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

Quantified Common Ground Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Common Stocks *	$34,573,221	$—	$—	$34,573,221
Short-Term Investments	11,260,458	—	—	11,260,458
Collateral For Securities Loaned	8,573,050	—	—	8,573,050
Total Investments	$54,406,729	$—	$—	$54,406,729

Quantified Tactical Sectors Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Exchange-Traded Funds	$38,258,774	$—	$—	$38,258,774
Short-Term Investments	2,332,139	—	—	2,332,139
Total Assets	$40,590,913	$—	$—	$40,590,913

Quantified Rising Dividend Tactical Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Exchange-Traded Funds	$26,290,435	$—	$—	$26,290,435
Short-Term Investments	1,126,059	—	—	1,126,059
Total Investments	$27,416,494	$—	$—	$27,416,494

Quantified Government Income Tactical Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Exchange-Traded Funds	$16,729,531	$—	$—	$16,729,531
Short-Term Investments	36,978,703	—	—	36,978,703
Total Investments	$53,708,234	$—	$—	$53,708,234
Derivatives
Futures Contracts	$232,586	$—	$—	$232,586
Total Assets	$53,940,820	$—	$—	$53,940,820

*	Refer to each of the Schedule of Investments for industry classifications.

The Funds did not hold any Level 3 securities during the year ended June 30, 2022.

Consolidation of Subsidiaries – The consolidated financial statements of the Quantified Evolution Plus Fund include the accounts of QEPF Fund Limited (“QEPF Ltd.”), a wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The Fund may invest up to 25% of its total assets in QEPF Ltd., which acts as an investment vehicle in order to affect certain investments consistent with the Fund’s investment objectives and policies. The subsidiary commenced operations on December 30, 2019 and is an exempted Cayman Islands company with limited liability.

A summary of the Fund’s investment in QEPF Ltd. is as follows:

	Inception Date	QEPF Ltd. Net Assets at	% Of Net Assets at
	of QEPF Ltd.	June 30, 2022	June 30, 2022
QEPF Ltd.	12/30/19	$1,259,491	0.9%

Exchange Traded Funds (“ETFs”), Mutual Funds and Exchange Traded Notes (“ETNs”) Risk - ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses,

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

which will be indirectly paid by the Funds. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Each Fund invests in ETFs. ETFs are typically a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Each Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Cash Accounts – At times, the Funds may invest cash in a short-term deposit sweep vehicle program. Such deposits are in amounts at any such depositary institution not in excess of the Federal Deposit Insurance Corporation (“FDIC”) or National Credit Union Share Insurance Fund standard maximum deposit insurance amount such that funds are insured across the various banks or credit unions at which such funds are deposited. StoneCastle Cash Management, LLC (“StoneCastle”) provides ministerial deposit placement assistance to the Funds with respect to the short-term deposit sweep vehicle program. These deposits are not custodied by StoneCastle. These amounts are included as Cash on the Statements of Assets and Liabilities to the extent they are held by the Funds as of June 30, 2022.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Swap Contracts – Each Fund is subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing its investment objective. Each Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector on underlying fund). Most equity swap agreements entered into by a Fund calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. Each Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

Each Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements in instances where the advisor believes that it

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

may be more cost effective or practical than buying a security or the securities represented by a particular index.

Each Fund may enter into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by a Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if a Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Each Fund may enter into Interest Rate Swaps. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Each Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.

Each Fund may enter into Total Return Swaps (“TRS”). Total Return Swaps are typically two-party (bilateral) financial contracts which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loans, or bonds. This is owned by the party receiving the set rate payment. The TRS allows one party to derive the economic benefit of owning an asset without putting that asset on its balance sheet, and allows the other party, which does retain that asset on its balance sheet, to buy protection against loss in its value.

Each Fund collateralizes swap agreements with cash and certain securities as indicated on the Schedule of Investments of the Fund and Statements of Assets and Liabilities, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. Each Fund does not net collateral. In addition, the parties have mutually agreed to settle significant unrealized appreciation / depreciation on the swap contracts as they occur, resulting in an advance or prepayment on such swaps. Such amounts, if any, would be offset against the applicable contract upon final settlement. In the event of a default by the counterparty, a Fund will seek return of this collateral and may incur certain costs exercising its rights with respect to the collateral. Amounts expected to be owed to a Fund may be collateralized either directly with the Fund or in a segregated account at the custodian.

Each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. Each Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Advisor. The financial statements of these counterparties may be available by accessing the SEC’s website, at www.sec.gov.

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and their counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreements. Any election to early terminate could be material to the financial statements. For the year ended June 30, 2022, Quantified Market Leaders Fund, Quantified Tactical Fixed Income Fund, Quantified Evolution Plus Fund and Quantified Tactical Sectors Fund entered into total return swaps and are subject to applicable master netting arrangements.

Futures Contracts – Each Fund may be subject to the change in value of equity and interest rate risk in the normal course of pursuing its investment objective. Each Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (each Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. When the contracts are closed, each Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and each Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, each Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recorded in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to each Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the normal course of business, each Fund purchases and sells various financial instruments, which may result in risks, the amount of which is not apparent from the financial statements.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Foreign withholding tax is recorded as incurred or known, in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Federal Income Tax – It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (June 30, 2019 – June 30, 2021) or expected to be taken in the Funds’ June 30, 2022 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where each Fund makes significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, QEPF Ltd. is an exempted Cayman Islands investment company. QEPF has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, QEPF is a controlled foreign corporation (“CFC”) and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of the CFC, to the extent of its earnings and profits, will be included each year in the respective Fund’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sale of securities, other than short-term investments, swaps and futures contracts, for the year ended June 30, 2022 for the Funds were as follows:

Fund	Purchases	Sales
Quantified Managed Income Fund	$561,160,472	$654,605,988
Quantified Market Leaders Fund	2,292,115,371	2,431,483,689
Quantified Alternative Investment Fund	136,813,702	136,725,855
Quantified STF Fund	131,026,234	120,912,486
Quantified Pattern Recognition Fund	45,492,479	55,113,876
Quantified Tactical Fixed Income Fund	76,676,111	71,744,547
Quantified Evolution Plus Fund	77,438,903	65,827,193
Quantified Common Ground Fund	1,082,528,096	1,089,902,987
Quantified Tactical Sectors Fund	665,426,342	641,824,812
Quantified Rising Dividend Tactical Fund	91,525,218	79,054,379
Quantified Government Income Tactical Fund	77,718,201	62,779,904

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

4.	IMPACT OF DERIVATIVES ON THE STATEMENTS OF ASSETS AND LIABILITIES AND STATEMENTS OF OPERATIONS

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of June 30, 2022:

Derivative Investment Type	Location on the Statements of Assets and Liabilities
Futures	Unrealized appreciation (depreciation) on futures

	Asset derivatives
Quantified Alternative Investment Fund	Futures - Equity Contracts	$3,590
Quantified STF Fund	Futures - Equity Contracts	1,706,629
Quantified Tactical Fixed Income Fund	Futures - Interest Rate Contracts	585,486
Quantified Evolution Plus Fund	Futures - Currency Contracts	784,861
	Futures - Interest Rate Contracts	1,422
Quantified Government Income Tactical Fund	Futures - Interest Rate Contracts	232,586

	Liability derivatives
Quantified Managed Income Fund	Futures - Interest Rate Contracts	$(100,385)
	Futures - Equity Contracts	(353,339)
Quantified Alternative Investment Fund	Futures - Interest Rate Contracts	(16,033)
Quantified Pattern Recognition Fund	Futures - Equity Contracts	(317,438)
Quantified Evolution Plus Fund	Futures - Commodity Contracts	(174,180)

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

Transactions in derivative instruments during the year ended June 30, 2022, were as follows:
	Statements of Operations location	Equity/Interest Rate/Credit/Commodity Contracts
Quantified Managed Income Fund	Net Realized gain (loss) from: (1)
Interest Rate Risk	Futures	$3,729,428
Equity Risk	Futures	159,988
		3,889,416
	Net Change in unrealized appreciation (depreciation) on: (2)
Interest Rate Risk	Futures	$(345,612)
Equity Risk	Futures	(58,437)
		(404,049)
Quantified Market Leaders Fund	Net Realized gain (loss) from: (1)
Equity Risk	Swaps	$(47,271,430)
	Net Change in unrealized appreciation (depreciation) on: (2)
Equity Risk	Swaps	$(5,363,895)

Quantified Alternative Investment Fund	Net Realized gain (loss) from: (1)
Equity Risk	Futures	$221,494
Interest Rate Risk	Futures	360,963
		582,457
	Net Change in unrealized appreciation (depreciation) on: (2)
Equity Risk	Futures	$(18,892)
Interest Rate Risk	Futures	(16,033)
		(34,925)
Quantified STF Fund	Net Realized gain (loss) from: (1)
Equity Risk	Futures	$(19,158,197)
	Net Change in unrealized appreciation (depreciation) on: (2)
Equity Risk	Futures	$(10,143,336)

Quantified Pattern Recognition Fund	Net Realized gain (loss) from: (1)
Equity Risk	Futures	$(15,377,446)
	Net Change in unrealized appreciation (depreciation) on: (2)
Equity Risk	Futures	$(405,491)

Quantified Tactical Fixed Income Fund	Net Realized gain (loss) from: (1)
Interest Rate Risk	Futures	$(10,048,427)
Credit Risk	Swaps	(1,123,212)
	Net Change in unrealized appreciation (depreciation) on: (2)
Interest Rate Risk	Futures	$602,599
Credit Risk	Swaps	(353,936)

Quantified Evolution Plus Fund	Net Realized gain (loss) from: (1)
Commodity Risk	Futures	$(428,051)
Equity Risk	Futures	(362,377)
Interest Rate Risk	Futures	1,977,460
		1,187,032
Equity Risk	Swaps	(6,636,653)
	Net Change in unrealized appreciation (depreciation) on: (2)
Commodity Risk	Futures	$(174,191)
Equity Risk	Futures	1,525,194
Interest Rate Risk	Futures	1,453
		1,352,456
Equity Risk	Swaps	653,158
Quantified Tactical Sectors Fund	Net Realized gain (loss) from: (1)
Equity Risk	Swaps	$(27,114,497)
	Net Change in unrealized appreciation (depreciation) on: (2)
Equity Risk	Swaps	$342,027

Quantified Government Income Tactical Fund	Net Realized gain (loss) from: (1)
Interest Rate Risk	Futures	$(3,936,830)
	Net Change in unrealized appreciation (depreciation) on: (2)
Interest Rate Risk	Futures	$234,090

(1)	Statement of Operations location: Net realized gain (loss) from futures, Net realized gain (loss) from swaps.

(2)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures, Net change in unrealized appreciation (depreciation) on swaps.

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

The derivative instruments outstanding as of June 30, 2022 as disclosed in the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for each Fund.

Associated Risk

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by each Fund. The Funds are exposed to market risk on financial instruments that are valued at market prices as disclosed in the Schedules of Investments. The prices of derivative instruments, including swaps and futures prices, can be highly volatile. Price movements of derivative contracts in which each Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. Each Fund may be exposed to market risk on derivative contracts in that each Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in the Funds’ financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Funds’ investments in derivative instruments are exposed to market risk and are disclosed in the schedule of investments.

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Funds and their investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Counterparty Risk: Each Fund may invest in swap contracts (the “Product”) with Credit Suisse, Barclays or CIBC as the counterparty. If Credit Suisse, Barclays or CIBC becomes insolvent, Credit Suisse, Barclays or CIBC may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Credit Suisse’s, Barclays’s or CIBC’s standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: Liquidity risk is the risk that a Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. Each Fund’s financial instruments may include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result, a Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Funds’ do not anticipate any material losses as a result of liquidity risk.

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

5.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

Each Fund’s policy is to recognize a gross asset or liability equal to the unrealized gain (loss) on futures contracts and swap contracts. The following table shows additional information regarding the offsetting of assets and liabilities as of June 30, 2022.

Quantified Managed Income Fund:
Gross Amounts Not Offset in the
Assets:				Statements of Assets & Liabilities
	Gross Amounts	Gross Amounts	Net Amounts of
	Presented in the	Offset in the	Liabilities Presented	Financial
	Statements of Assets	Statements of Assets	in the Statements of	Instruments	Cash Collateral
Description	& Liabilities	& Liabilities	Assets & Liabilities	Pledged (2)	Received	Net Amount
Securities Lending	$4,769,261	$—	$4,769,261	$(4,769,261)	$—	$—
Total	$4,769,261	$—	$4,769,261	$(4,769,261)	$—	$—

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts of	Offset in the	Assets Presented in	Financial
	Recognized	Statement of Assets	the Statement of	Instruments	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Pledged (2)	Pledged (1)	Net Amount
Futures Contracts	$(453,724)	$—	$(453,724)	$—	$453,724	$—
Total	$(453,724)	$—	$(453,724)	$—	$453,724	$—

Quantified Market Leaders Fund:
Gross Amounts Not Offset in the
Assets:				Statements of Assets & Liabilities
	Gross Amounts	Gross Amounts	Net Amounts of Assets
	Presented in the	Offset in the	Presented in the	Financial
	Statements of Assets	Statements of Assets	Statements of Assets &	Instruments	Cash Collateral
Description	& Liabilities	& Liabilities	Liabilities	Pledged (2)	Received	Net Amount
Securities Lending	$26,242,321	$—	$26,242,321	$(26,242,321)	$—	$—
Total	$26,242,321	$—	$26,242,321	$(26,242,321)	$—	$—

Quantified Alternative Investment Fund:
Gross Amounts Not Offset in the Statements
Assets:				of Assets & Liabilities
	Gross Amounts	Gross Amounts	Net Amounts
	Presented in the	Offset in the	Presented in the	Financial
	Statements of	Statement of Assets	Statement of Assets	Instruments	Cash Collateral
Description	Assets & Liabilities	& Liabilities	& Liabilities	Pledged (2)	Received	Net Amount
Futures Contracts	$3,590	$—	$3,590	$(3,590)	$—	$—
Securities lending	470,841	—	470,841	(470,841)	—	—
Total	$474,431	$—	$474,431	$(474,431)	$—	$—

Gross Amounts Not Offset in the Statement of
Liabilities:				Assets & Liabilities
	Gross Amounts of	Gross Amounts Offset	Net Amounts Presented	Financial
	Recognized	in the Statement of	in the Statement of	Instruments	Cash Collateral
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Pledged (2)	Pledged (1)	Net Amount
Futures Contracts	$(16,033)	$—	$(16,033)	$3,590	$12,443	$—
Total	$(16,033)	$—	$(16,033)	$3,590	$12,443	$—

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

Quantified STF Fund:
				Gross Amounts Not Offset in the Statements of
Assets:				Assets & Liabilities
	Gross Amounts
	Presented in the	Gross Amounts	Net Amounts
	Statements of	Offset in the	Presented in the	Financial
	Assets &	Statement of Assets	Statement of	Instruments	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Pledged (2)	Received	Net Amount
Futures Contracts	$1,706,629	$—	$1,706,629	$—	$—	$1,706,629
Securities lending	621,074	—	621,074	(621,074)	—	—
Total	$2,327,703	$—	$2,327,703	$(621,074)	$—	$1,706,629

Quantified Pattern Recognition Fund:
				Gross Amounts Not Offset in the Statement of
Liabilities:				Assets & Liabilities
			Net Amounts
	Gross Amounts of	Gross Amounts Offset	Presented in the
	Recognized	in the Statement of	Statement of Assets	Financial Instruments	Cash Collateral
Description	Liabilities	Assets & Liabilities	& Liabilities	Pledged(2)	Pledged(1)	Net Amount
Futures Contracts	$(317,438)	$—	$(317,438)	$—	$317,438	$—
Total	$(317,438)	$—	$(317,438)	$—	$317,438	$—

Quantified Tactical Fixed Income Fund:
				Gross Amounts Not Offset in the Statements
Assets:				of Assets & Liabilities
	Gross Amounts	Gross Amounts	Net Amounts
	Presented in the	Offset in the	Presented in the	Financial
	Statements of	Statement of	Statement of Assets	Instruments
Description	Assets & Liabilities	Assets & Liabilities	& Liabilities	Pledged(2)	Cash Collateral Received	Net Amount
Futures Contracts	$585,486	$—	$585,486	$—	$—	$585,486
Securities lending	34,116	—	34,116	(34,116)	—	—
Total	$619,602	$—	$619,602	$(34,116)	$—	$585,486

Quantified Evolution Plus Fund:
				Gross Amounts Not Offset in the
Assets:				Statements of Assets & Liabilities
	Gross Amounts	Gross Amounts	Net Amounts of Assets
	Presented in the	Offset in the	Presented in the	Financial
	Statements of Assets	Statements of Assets	Statements of Assets &	Instruments	Cash Collateral
Description	& Liabilities	& Liabilities	Liabilities	Pledged(2)	Received	Net Amount
Futures Contracts	$786,283	$—	$786,283	$(174,180)	$—	$612,103
Securities lending	15,140	—	15,140	(15,140)	—	—
Total	$801,423	$—	$801,423	$(189,320)	$—	$612,103

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
	Gross Amounts	Gross Amounts	Net Amounts of
	Presented in the	Offset in the	Liabilities Presented in	Financial
	Statements of Assets	Statement of Assets	the Statement of	Instruments	Cash Collateral
Description	& Liabilities	& Liabilities	Assets & Liabilities	Pledged(2)	Pledged (1)	Net Amount
Futures Contracts	$(174,180)	$—	$(174,180)	$174,180	$—	$—
Total	$(174,180)	$—	$(174,180)	$174,180	$—	$—

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

Quantified Common Ground Fund:
Gross Amounts Not Offset in the Statements of
Assets:				Assets & Liabilities
	Gross Amounts	Gross Amounts	Net Amounts
	Presented in the	Offset in the	Presented in the	Financial
	Statements of	Statement of	Statement of	Instruments	Cash Collateral
Description	Assets & Liabilities	Assets & Liabilities	Assets & Liabilities	Pledged (2)	Received	Net Amount
Securities lending	$8,303,415	$—	$8,303,415	$(8,303,415)	$—	$—
Total	$8,303,415	$—	$8,303,415	$(8,303,415)	$—	$—

Quantified Government Income Tactical Fund:
Gross Amounts Not Offset in the
Assets:				Statements of Assets & Liabilities
	Gross Amounts	Gross Amounts	Net Amounts of Assets
	Presented in the	Offset in the	Presented in the	Financial
	Statements of Assets	Statements of Assets	Statements of Assets &	Instruments	Cash Collateral
Description	& Liabilities	& Liabilities	Liabilities	Pledged	Received	Net Amount
Futures Contracts	$232,586	$—	$232,586	$—	$—	$232,586
Total	$232,586	$—	$232,586	$—	$—	$232,586

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

(2)	The amount does not include excess collateral pledged by the counterparty. Detailed collateral amounts are presented in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of each Fund are overseen by the Board, which is responsible for the overall management of the Funds. Advisors Preferred LLC (“Advisor”), serves as investment advisor to the Funds. The Advisor has engaged Flexible Plan Investments, Ltd. (the “Sub-Advisor”) to serve as the sub-advisor to the Funds.

Pursuant to an advisory agreement with the Funds, the Advisor, under the oversight of the Board, directs the daily operations of each Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays advisory fees accrued daily and paid monthly, based on each Fund’s average daily net assets and is computed at an annual rate of 1.00%, except for Quantified Alternative, Quantified Managed Income and Quantified Market Leaders which pay 0.75%. For the year ended June 30, 2022, each Fund accrued the following advisory fees:

Quantified Managed Income Fund	$1,033,615
Quantified Market Leaders Fund	2,467,756
Quantified Alternative Investment Fund	113,835
Quantified STF Fund	1,938,851
Quantified Pattern Recognition Fund	387,043
Quantified Tactical Fixed Income Fund	1,731,049
Quantified Evolution Plus Fund	706,312
Quantified Common Ground Fund	863,547
Quantified Tactical Sectors Fund	787,711
Quantified Rising Dividend Tactical Fund	303,372
Quantified Government Income Tactical Fund	334,471

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

Pursuant to a liquidity program administrator agreement with the Funds, the Adviser, provides a liquidity program administrator who, directs the operations of the Funds’ liquidity risk management program. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser out of pocket expenses and an annual fee of $9,000 per Fund. The liquidity program administrator agreement became effective June 1, 2021. Pursuant to the liquidity program administrator agreement, the Adviser earned (net of voluntary waivers) the following fees for the year ended June 30, 2022:

Quantified Managed Income Fund	$9,000
Quantified Market Leaders Fund	9,000
Quantified Alternative Investment Fund	—
Quantified STF Fund	9,000
Quantified Pattern Recognition Fund	—
Quantified Tactical Fixed Income Fund	9,000
Quantified Evolution Plus Fund	9,000
Quantified Common Ground Fund	9,000
Quantified Tactical Sectors Fund	9,000
Quantified Rising Dividend Tactical Fund	—
Quantified Government Income Tactical Fund	—

Ultimus Fund Solutions, LLC (“UFS”), UFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the servicing agreement with UFS, each Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Under the terms of the Funds’ agreement with UFS, UFS pays for certain operating expenses of the Funds. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

In addition, certain affiliates of UFS provide services to each Fund as follows:

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for each Fund on an ad-hoc basis. These expenses are the responsibility of UFS.

The Trust has adopted Distribution Plans and Agreements pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Investor Class and Advisor Class shares (each a “Plan” and together, the “Plans”) pursuant to which a Fund pays fees to the Ceros Financial Services, Inc. (“Ceros” or “Distributor”) for providing distribution and/or shareholder services to the Fund. Under the Plans, Investor Class shares of a Fund may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25% of the Fund’s average net assets attributable to Investor Class shares as compensation for the Distributor providing account maintenance and distribution services to shareholders; and up to 1.00% for Advisor Class shares of a Fund’s average daily net assets attributable to the Advisor Class shares. The 12b-1 Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

For the year ended June 30, 2022, pursuant to the Rule 12b-1 Plan, each Fund accrued:

	Investor Class	Advisor Class	Total
Quantified Managed Income Fund	$344,472	$262	$344,734
Quantified Market Leaders Fund	822,164	1,691	823,855
Quantified Alternative Investment Fund	37,739	823	38,562
Quantified STF Fund	483,560	4,612	488,172
Quantified Pattern Recognition Fund	96,761	—	96,761
Quantified Tactical Fixed Income Fund	432,762	—	432,762
Quantified Evolution Plus Fund	176,578	—	176,578
Quantified Common Ground Fund	215,887	—	215,887
Quantified Tactical Sectors Fund	196,928	—	196,928
Quantified Rising Dividend Tactical Fund	75,843	—	75,843
Quantified Government Income Tactical Fund	83,618	—	83,618

The Board has adopted a Shareholder Servicing Plan (the “Servicing Plan”) with respect to the Investor Class of each Fund. The Servicing Plan provides that a monthly service fee is calculated by each Fund at an annual rate of up to 0.15% (currently set at 0.15%), of its average daily net assets of the Investor Class and is paid to Ceros to provide compensation for ongoing shareholder servicing activities or service and/or maintenance accounts, not otherwise required to be provided by the Advisor. Ceros is an affiliate of the Advisor.

For the year ended June 30, 2022, pursuant to the Shareholder Services Agreement, each Fund paid:

Quantified Managed Income Fund	$206,683
Quantified Market Leaders Fund	493,298
Quantified Alternative Investment Fund	22,643
Quantified STF Fund	290,136
Quantified Pattern Recognition Fund	58,056
Quantified Tactical Fixed Income Fund	259,657
Quantified Evolution Plus Fund	105,947
Quantified Common Ground Fund	129,532
Quantified Tactical Sectors Fund	118,156
Quantified Rising Dividend Tactical Fund	45,506
Quantified Government Income Tactical Fund	50,171

During the year ended June 30, 2022, Ceros, a registered broker/dealer, executed trades on behalf of Quantified Managed Income Fund, Quantified Market Leaders Fund, Quantified Alternative Investment Fund, Quantified STF Fund, Quantified Pattern Recognition Fund, Quantified Tactical Fixed Income Fund, Quantified Evolution Plus Fund, Quantified Common Ground Fund, Quantified Tactical Sectors Fund, Quantified Rising Dividend Tactical Fund and Quantified Government Income Tactical Fund received $163,438, $358,278, $35,035, $56,503, $20,627, $30,946, $26,006, $245,949, $111,947, $11,858 and $33,641 in trade commissions, respectively.

Each Trustee who is not an “interested person” of the Trust or Advisor is compensated at a rate of $50,000 per year plus $2,500 minimum per meeting for certain special meetings, which varies based on the matters submitted, as well as for reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested trustees of the Trust are also officers or employees of the Advisor and its affiliates.

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes excluding futures and swaps, and its respective gross unrealized appreciation and depreciation at June 30, 2022, were as follows:

				Net
		Gross Unrealized	Gross Unrealized	Appreciation/
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Quantified Managed Income Fund	$202,194,243	$239,775	$(1,497,165)	$(1,257,390)
Quantified Market Leaders Fund	215,023,294	—	(10,281,445)	(10,281,445)
Quantified Alternative Investment Fund	12,290,179	32,597	(496,106)	(463,509)
Quantified STF Fund	136,609,689	1,706,898	(4,248,202)	(2,541,304)
Quantified Pattern Recognition Fund	16,486,090	317,438	(490,975)	(173,537)
Quantified Tactical Fixed Income Fund	106,496,628	581	(2,565,264)	(2,564,683)
Quantified Evolution Plus Fund	84,409,778	237	(574,203)	(573,966)
Quantified Common Ground Fund	68,763,640	96,249	(14,453,160)	(14,356,911)
Quantified Tactical Sectors Fund	43,504,579	—	(2,913,666)	(2,913,666)
Quantified Rising Dividend Tactical Fund	34,656,255	—	(7,239,761)	(7,239,761)
Quantified Government Income Tactical Fund	54,105,565	3,698	(401,029)	(397,331)

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the periods ended June 30, 2022 and June 30, 2021 was as follows:

	For the period ended June 30, 2022:
	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Quantified Managed Income Fund	$983,577	$—	$—	$983,577
Quantified Market Leaders Fund	64,865,841	—	—	64,865,841
Quantified Alternative Investment Fund	1,367,116	173,849	—	1,540,965
Quantified STF Fund	21,941,283	20,260,824	—	42,202,107
Quantified Pattern Recognition Fund	4,417,288	1,721,355	—	6,138,643
Quantified Tactical Fixed Income Fund	—	—	—	—
Quantified Evolution Plus Fund	2,958,074	4,437,576	—	7,395,650
Quantified Common Ground Fund	7,158,565	—	—	7,158,565
Quantified Tactical Sectors Fund	2,251,739	—	—	2,251,739
Quantified Rising Dividend Tactical Fund	163,258	—	—	163,258
Quantified Government Income Tactical Fund	226,553	502,193	—	728,746

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

	For the period ended June 30, 2021:
	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Quantified Managed Income Fund	$727,077	$—	$—	$727,077
Quantified Market Leaders Fund	20,827,738	—	—	20,827,738
Quantified Alternative Investment Fund	—	—	—	—
Quantified STF Fund	10,992,115	11,448,564	—	22,440,679
Quantified Pattern Recognition Fund	—	43,751	—	43,751
Quantified Tactical Fixed Income Fund	1,085,151	1,750,280	1,273	2,836,704
Quantified Evolution Plus Fund	729,716	—	—	729,716
Quantified Common Ground Fund	1,107,232	4,687	—	1,111,919
Quantified Tactical Sectors Fund	—	—	—	—
Quantified Rising Dividend Tactical Fund	—	—	—	—
Quantified Government Income Tactical Fund	—	—	—	—

As of June 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Quantified Managed Income Fund	$59,554	$—	$(1,381,791)	$(8,877,857)	$—	$(1,257,390)	$(11,457,484)
Quantified Market Leaders Fund	—	—	(77,208,114)	(4,080,413)	—	(10,281,445)	(91,569,972)
Quantified Alternative Investment Fund	—	—	(1,029,667)	—	—	(463,509)	(1,493,176)
Quantified STF Fund	—	—	(53,487,827)	—	—	(2,541,304)	(56,029,131)
Quantified Pattern Recognition Fund	—	—	(19,009,255)	—	—	(173,537)	(19,182,792)
Quantified Tactical Fixed Income Fund	—	—	(17,292,468)	(6,773,454)	—	(2,564,683)	(26,630,605)
Quantified Evolution Plus Fund	37,174	—	(6,886,500)	—	—	(573,966)	(7,423,292)
Quantified Common Ground Fund	—	—	—	—	—	(14,356,911)	(14,356,911)
Quantified Tactical Sectors Fund	308,072	—	(37,370,912)	(9,031,336)	—	(2,913,666)	(49,007,842)
Quantified Rising Dividend Tactical Fund	668,273	—	—	—	—	(7,239,761)	(6,571,488)
Quantified Government Income Tactical Fund	—	—	(4,709,202)	—	—	(397,331)	(5,106,533)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, the mark-to-market on open Section 1256, and tax adjustments related to the Quantified Evolution Plus Fund’s wholly owned subsidiary.

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Quantified Managed Income Fund	$—
Quantified Market Leaders Fund	—
Quantified Alternative Investment Fund	—
Quantified STF Fund	829,306
Quantified Pattern Recognition Fund	241,008
Quantified Tactical Fixed Income Fund	745,207
Quantified Evolution Plus Fund	—
Quantified Common Ground Fund	—
Quantified Tactical Sectors Fund	—
Quantified Rising Dividend Tactical Fund	—
Quantified Government Income Tactical Fund	250,956

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Quantified Managed Income Fund	$1,381,791
Quantified Market Leaders Fund	77,208,114
Quantified Alternative Investment Fund	1,029,667
Quantified STF Fund	52,658,521
Quantified Pattern Recognition Fund	18,768,247
Quantified Tactical Fixed Income Fund	16,547,261
Quantified Evolution Plus Fund	6,886,500
Quantified Common Ground Fund	—
Quantified Tactical Sectors Fund	37,370,912
Quantified Rising Dividend Tactical Fund	—
Quantified Government Income Tactical Fund	4,458,246

At June 30, 2022, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

	Short-Term	Long-Term	Total
Quantified Managed Income Fund	$6,621,821	$2,256,036	$8,877,857
Quantified Market Leaders Fund	4,080,413	—	4,080,413
Quantified Alternative Investment Fund	—	—	—
Quantified STF Fund	—	—	—
Quantified Pattern Recognition Fund	—	—	—
Quantified Tactical Fixed Income Fund	3,627,663	3,145,791	6,773,454
Quantified Evolution Plus Fund	—	—	—
Quantified Common Ground Fund	—	—	—
Quantified Tactical Sectors Fund	9,031,336	—	9,031,336
Quantified Rising Dividend Tactical Fund	—	—	—
Quantified Government Income Tactical Fund	—	—	—

During the fiscal year ended June 30, 2022, certain of the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses and net operating losses, reclassification of Fund distributions, , use of tax equalization credits and adjustments related to the Quantified Evolution Plus Fund’s wholly owned subsidiary, resulted in reclassification for the period ended June 30, 2022 as follows:

	Paid
	In	Accumulated
	Capital	Earnings (Losses
Quantified Managed Income Fund	$—	$—
Quantified Market Leaders Fund	(5,211,122)	5,211,122
Quantified Alternative Investment Fund	—	—
Quantified STF Fund	(18,261)	18,261
Quantified Pattern Recognition Fund	(37,092)	37,092
Quantified Tactical Fixed Income Fund	(771,306)	771,306
Quantified Evolution Plus Fund	(438,128)	438,128
Quantified Common Ground Fund	6,081,492	(6,081,492)
Quantified Tactical Sectors Fund	—	—
Quantified Rising Dividend Tactical Fund	847,887	(847,887)
Quantified Government Income Tactical Fund	(23,774)	23,774

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of June 30, 2022, Axos Clearing LLC held 84.12% of the Quantified Managed Income Fund, 82.84% of the Quantified Market Leaders Fund, 71.64% of the Quantified Alternative Investment Fund, 70.51% of the Quantified STF Fund, 89.78% of the Quantified Pattern Recognition Fund, 90.03% of the Quantified Tactical Fixed Income Fund, 76.01% of the Quantified Evolution Plus Fund, 74.17% of the Quantified Common Ground Fund, 77.20% of the Quantified Tactical Sectors Fund, 96.43% of the Quantified Rising Dividend Tactical Fund and 78.34% of the Quantified Government Income Tactical Fund.

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

10.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The following Funds currently invest greater than 25% of their assets in the corresponding investments. The Fund may redeem its investment from the investments at any time if the Advisor or Subadvisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of the investments. The financial statements of the investments, including their schedule of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Funds’ financial statements.

		Percentage of Net
Fund	Investment	Assets
Quantified Managed Income Fund	Fidelity Government Portfolio Institutional Class	42.3%
	First American Government Obligations Fund Class Z	42.3%
Quantified Alternative Investment Fund	Fidelity Government Portfolio Institutional Class	25.1%
	First American Government Obligations Fund Class Z	25.1%
Quantified Pattern Recognition Fund	Fidelity Government Portfolio Institutional Class	31.5%
	First American Government Obligations Fund Class Z	31.4%
Quantified Tactical Sectors Fund	Financial Select Sector SPDR Fund	25.3%
	Health Care Select Sector SPDR Fund	25.6%
Quantified Government Income Tactical Fund	Fidelity Government Portfolio Institutional Class	27.9%
	First American Government Obligations Fund Class Z	27.9%

11.	SECURITIES LENDING

The Funds have entered into a securities lending arrangement (the “Agreement”) with U.S. Bank (the “Lending Agent”). Under the terms of the Agreement, the Funds are authorized to loan securities to the Lending Agent. In exchange, the Funds receive cash and “non-cash” or “securities” collateral in the amount of at least 105% of the value of any loaned securities that are foreign securities or 102% of the value of any other loaned securities marked-to-market daily. Loans shall be marked to market daily and the margin restored in the event collateralization is below 100% of the value of securities loaned. The value of securities loaned is disclosed in a footnote on the Statements of Assets and Liabilities and on the Schedules of Investments. Securities lending income is disclosed in the Funds’ Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Lending Agent fails to return the securities on loan. The Funds’ cash collateral received in securities lending transactions is invested in the Mount Vernon Liquid Assets Portfolio, LLC, a privately offered liquidity fund, as presented below. The investment objective is to seek to maximize current income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit.

As of June 30, 2022, the following Funds loaned securities which were collateralized by cash. The value of securities on loan and the value of the related collateral were as follows:

		Overnight and Continuous
Fund	Value of Securities Loaned	Value of Collateral*
Quantified Managed Income Fund	$4,769,261	$4,878,536
Quantified Market Leaders Fund	26,242,321	26,869,200
Quantified Alternative Investment Fund	470,841	490,445
Quantified STF Fund	621,074	633,420
Quantified Tactical Fixed Income Fund	34,116	34,749
Quantified Evolution Plusd Fund	15,140	15,392
Quantified Common Ground Fund	8,303,415	8,573,050

*	The above Funds received cash collateral, which was subsequently invested in the Mount Vernon Liquid Assets Portfolio, LLC as reported in the Schedules of Investments.

The Quantified Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022

12.	LINE OF CREDIT

The Quantified Alternative Investment Fund, Quantified Common Ground Fund, and the Quantified Managed Income Fund (“Borrowing Funds”) have each entered into a line of credit agreement with U.S. Bank N.A. for investment purposes subject to the limitations of the 1940 Act for borrowings. The maximum amount a Borrowing Fund is allowed to borrow under its agreement is lesser of $15,000,000, 20% of the gross market value of the Borrowing Fund or 33 1/3% of the gross market value (as determined solely by the Bank using consistently applied valuation methods disclosed to the Borrower) of the unencumbered assets of the Borrowing Fund. Borrowings under each agreement bear interest at the Prime Rate, per annum, on the principal balance outstanding. The maturity date of the line of credit is November 3, 2022. During the year end June 30, 2022, the Borrowing Funds accessed the line of credit as follows:

	Average Amount			Outstanding
	Borrowings	Interest	Average	Borrowings
	Outstanding	Expense	Interest Rate	6/30/2022
Quantified Alternative Investment Fund	$2,341,000	$2,416	3.83%	$—
Quantified Common Ground Fund	9,373,132	47,545	3.38%	—
Quantified Managed Income Fund	4,994,000	451	3.25%	—

13.	RECENT REGULATORY UPDATES

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020-04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any of applying this ASU.

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund are currently evaluating the impact, if any, of this provision.

14.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Quantified Funds and Board of Trustees of Advisors Preferred Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Quantified Funds comprising the funds listed below (the “Funds”) as of June 30, 2022, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statements of Changes in
Fund Name	Operations	Net Assets	Financial Highlights
Quantified Managed Income Fund, Quantified Market Leaders Fund, Quantified Alternative Investment Fund, and Quantified STF Fund	For the year ended June 30, 2022	For the years ended June 30, 2022 and 2021	For the years ended June 30, 2022, 2021, 2020, 2019, and 2018
Quantified Pattern Recognition Fund	For the year ended June 30, 2022	For the years ended June 30, 2022 and 2021	For the years ended June 30, 2022, and 2021, and the period from August 30, 2019 (commencement of operations) through June 30, 2020
Quantified Tactical Fixed Income Fund	For the year ended June 30, 2022	For the years ended June 30, 2022 and 2021	For the years ended June 30, 2022, and 2021, and the period from September 13, 2019 (commencement of operations) through June 30, 2020
Quantified Evolution Plus Fund*	For the year ended June 30, 2022	For the years ended June 30, 2022 and 2021	For the years ended June 30, 2022, and 2021, and the period from September 30, 2019 (commencement of operations) through June 30, 2020
Quantified Common Ground Fund	For the year ended June 30, 2022	For the years ended June 30, 2022 and 2021	For the years ended June 30, 2022, and 2021, and the period from December 27, 2019 (commencement of operations) through June 30, 2020
Quantified Tactical Sectors Fund	For the year ended June 30, 2022	For the year ended June 30, 2022, and the period from March 4, 2021(commencement of operations) through June 30, 2021
Quantified Rising Dividend Tactical Fund	For the year ended June 30, 2022	For the year ended June 30, 2022, and the period from April 14, 2021 (commencement of operations) through June 30, 2021
Quantified Government Income Tactical Fund	For the year ended June 30, 2022	For the year ended June 30, 2022, and the period from April 15, 2021 (commencement of operations) through June 30, 2021

*	The financial statements referred to throughout are Consolidated Financial Statements.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies within the Advisors Preferred Trust since 2012.

COHEN & COMPANY, LTD.

Chicago, Illinois

August 26, 2022

QUANTIFIED FUNDS
EXPENSE EXAMPLES (Unaudited)
June 30, 2022

Example

As a shareholder of a Fund you will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table on the next page are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s				Ending
	Annualized	Beginning	Ending	Expenses	Account	Expenses
	Expense	Account Value	Account Value	Paid During	Value	Paid During
	Ratio	1/1/22	6/30/22	Period*	6/30/22	Period*
Quantified Managed Income Fund
Investor Class	1.31%	$1,000.00	$994.30	$6.48	$1,018.30	$6.56
Advisor Class	1.90%	$1,000.00	$990.90	$9.38	$1,015.32	$9.49
Quantified Market Leaders Fund
Investor Class	1.30%	$1,000.00	$768.30	$5.70	$1,018.35	$6.51
Advisor Class	1.90%	$1,000.00	$766.20	$8.32	$1,015.37	$9.49
Quantified Alternative Investment Fund
Investor Class	1.34%	$1,000.00	$956.70	$6.50	$1,018.15	$6.71
Advisor Class	1.96%	$1,000.00	$954.90	$9.50	$1,015.17	$9.79
Quantified STF Fund
Investor Class	1.56%	$1,000.00	$687.80	$6.53	$1,017.11	$7.80
Advisor Class	2.15%	$1,000.00	$685.80	$8.99	$1,014.13	$10.74
Quantified Pattern Recognition Fund
Investor Class	1.55%	$1,000.00	$736.90	$6.68	$1,017.11	$7.75
Quantified Tactical Fixed Income Fund
Investor Class	1.56%	$1,000.00	$877.90	$7.26	$1,017.06	$7.80
Quantified Evolution Plus Fund
Investor Class	1.56%	$1,000.00	$841.60	$7.12	$1,017.06	$7.80
Quantified Common Ground Fund
Investor Class	1.65%	$1,000.00	$913.10	$7.83	$1,016.46	$8.25
Quantified Tactical Sectors Fund
Investor Class	1.57%	$1,000.00	$723.10	$6.71	$1,017.06	$7.85
Quantified Rising Dividend Tactical Fund
Investor Class	1.62%	$1,000.00	$775.80	$7.13	$1,016.91	$8.10
Quantified Government Income Tactical Fund
Investor Class	1.56%	$1,000.00	$895.80	$7.33	$1,017.06	$7.80

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

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June 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, each Fund’s investment strategies and the liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions; short and long-term cash flow projections; and cash holdings and access to other funding sources.

During the year ended June 30, 2022, the Trust’s Liquidity Program Administrator (“LPA”) and the Board reviewed the then-active Funds’ investments and they determined that, generally, the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and the LPA concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

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Approval of Renewal of the Investment Advisory and Sub-Advisory Agreements for the Quantified Managed Income Fund, Quantified Market Leaders Fund; Quantified Alternative Investment Fund, Quantified STF Fund, Quantified Tactical Fixed Income Fund, Quantified Evolution Plus Fund, Quantified Common Ground Fund, Quantified Pattern Recognition Fund, Quantified Tactical Sectors Fund, Quantified Rising Dividend Tactical Fund and Quantified Government Income Tactical Fund

At a video conference meeting held on May 11, 2022 (the “Meeting”), held in accordance with relief granted by the U.S. Securities and Exchange Commission (the “SEC”) to ease certain governance obligations required under the Investment Company Act of 1940, as amended (the “1940 Act”) in light of travel concerns related to the COVID-19 pandemic (the “SEC Relief Order”) the Board of Trustees (the “Board”), of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the 1940 Act, considered the renewal of the investment advisory agreement (the “Advisory Agreement’) between Advisors Preferred, LLC (the “Adviser”) and the Trust, on behalf of the Quantified Managed Income Fund, Quantified Market Leaders Fund; Quantified Alternative Investment Fund and subsidiary (“QAIF Fund Limited”), Quantified STF Fund, Quantified Tactical Fixed Income Fund, Quantified Evolution Plus Fund and subsidiary (“QEPF Fund Limited”),Quantified Common Ground Fund, Quantified Pattern Recognition Fund, Quantified Tactical Sectors Fund, Quantified Rising Dividend Tactical Fund, and Quantified Government Income Tactical Fund and (together the “Quantified Funds”); and the renewal of each sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Flexible Plan Investments, Ltd. (the “Sub-Adviser” or “FPI”). The Directors of the QAIF Fund Limited and QEPF Fund Limited, approved an investment advisory agreement between QEPF Fund Limited and between QAIF Fund Limited and the Adviser (each a “Subsidiary Advisory Agreement”) as well as the sub-advisory agreements (each a “Subsidiary Sub-Advisory Agreement”) between the Advisor and FPI with respect to QAIF Fund Limited and QEPF Fund Limited. The Fund level agreements and subsidiary agreements are referred to collectively for convenience and references to the Fund include the subsidiary as the context indicates.

In connection with the Board’s consideration and approval of the renewal of the Advisory Agreements and Sub-Advisory Agreements (together the “Advisory Agreements”), the Adviser and Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel of the Adviser and Sub-Adviser; (b) the Adviser’s and Sub-Adviser’s operations and the Adviser’s financial condition; (c) the Adviser’s proposed brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees to be charged compared with the fees charged to comparable mutual funds or accounts; (e) the Quantified Funds’ anticipated level of profitability from the Adviser’s and Sub-Adviser’s fund-related operations; (f) the Adviser’s and Sub-Adviser’s compliance policies and procedures; and (g) information regarding the performance of each Quantified Fund as compared to their respective benchmarks and Morningstar categories. The Board’s review of materials and deliberations are presented contemporaneously given the overlapping considerations, paralleled issues and conclusions drawn by the Board. The Board members relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements

Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Agreements. The Board reviewed the quality of work and abilities of the Adviser and its relationship with FPI and the performance of each Quantified Fund. In light of each Quantified Fund’s performance and the compliance/review relationship with the FPI, the

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Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties to the Quantified Funds. The Board conducted some of their deliberations on a joint basis for the Adviser and FPI given the close working relationship of the Adviser and Sub-Adviser and conducted their deliberations on a consolidated basis for the Quantified Alternative Investment Fund and QAIF Fund Limited; and for the Quantified Evolution Plus Fund and QEPF Fund Limited”.

The Board’s review of materials and deliberations are presented contemporaneously given the overlapping considerations, paralleled issues and conclusions drawn by the Board.

Nature, Extent and Quality of Services.

With respect to the nature, extent and quality of services provided, the Board reviewed the Adviser’s Form ADV, and the Sub-Adviser’s Form ADV, a description of the manner in which investment decisions, including asset allocation, sector selection, trade execution and compliance, will be made for each Quantified Fund by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by the Sub-Adviser and those executed by the Adviser. The Board reviewed the experience of professional personnel from both the Adviser and Sub-Adviser performing services for each Quantified Fund, including the team of individuals that primarily monitor and execute the investment and administration process, and the portfolio managers. Counsel reported there were no changes in management within the Advisor and no changes within the Sub-Adviser. Further reviewed by the Board was a certification from each of the Adviser and the Sub-Adviser certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that each the of the Adviser and the Sub-Adviser have adopted procedures reasonably necessary to prevent Access Persons from violating such Code of Ethics.

The Board also reviewed the balance sheet of the Adviser as of December 31, 2021, and found the financial resources greatly improved over previous years. Management noted the Adviser has access to additional capital if the need should arise. There was discussion with respect to legal fees and how they were reflected on the income statement and balance sheet, and the Board noted the net income for the Adviser was improved from prior years.

With respect to Flexible Plan Investments, Inc. (“Flexible Plan” or “FPI”), the Board reviewed an income statement and balance sheet as of December 31, 2021, reflecting assets available to the Sub-Adviser to continue sub-advising the Quantified Funds. The Board concluded that the Adviser and Sub-Adviser have adequate financial resources to continue to service the Quantified Funds and QAIF Fund Limited and QEPF Fund Limited.

The Board also discussed the Adviser’s compliance program with the CCO of the Trust. The Board noted that the Adviser continues to have in place procedures which are currently working to prevent violations of applicable securities laws. The CCO confirmed that she has the support and resources to ensure the compliance procedures of the Trust are updated in accordance with current SEC rules. The Board concluded that the Adviser has qualified professionals, resources, and compliance policies essential to performing its duties under the Advisory Agreements and Subsidiary Advisory Agreements.

Regarding the compliance programs of FPI, the CCO noted that she works with the CCO of the Sub-Adviser. The Board confirmed with the CCO that she had reviewed the policies and procedures manual of Flexible Plan, including their latest revisions and business continuity plans.

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There was further Board discussion around the SEC Exam of Flexible Plan, and the CCO reported that the CCO had reported there were no findings relative to the Quantified Funds. The findings related to clients where a referring broker was dropped by the client and the scope of fiduciary oversight provided.

Performance. The Board considered that the Adviser delegates day-to-day investment decisions to the Sub-Adviser and, therefore, would not directly control the performance of the Quantified Funds. The Board considered the Adviser’s other responsibilities under the Advisory Agreement, including with respect to trade oversight, reviewing daily positions and balance reports for the Quantified Funds, obtaining derivative agreements and reporting to the Board, and concluded that the Adviser appears to be adequately monitoring the Sub-Adviser’s adherence to the respective Quantified Fund’s investment objectives and appears to be carrying out its functions appropriately.

With respect to the performance results from the Sub-Adviser’s daily management and investment strategies, the Board considered the updated performance of each of the Quantified Funds compared to their primary benchmark and Morningstar category for various periods provided by the Adviser. The Trustees also reviewed the Sub-Adviser’s strategy and each Quantified Fund’s performance for various periods with explanations for over/under performance.

Quantified Managed Income Fund

With respect to Managed Income, (as measured by Investor Class shares) the Board noted the Fund outperformed the Morningstar Multisector Bond category by 2.99% and the Bloomberg Aggregate Bond Index benchmark by 5.32% during the last 12 months ended March 31, 2022 while lagging for longer range periods. The Board reviewed the Fund’s positive return for the five-year and since-inception periods. The Board reflected of the Fund’s total return seeking strategy and observed that the Fund does not follow an index-tracking strategy and therefore, swings in performance are expected. The Board noted that the Sub-Adviser is focused on refining Fund strategies and noted the Sub-Adviser may use the Fund as a diversifying investment without purely focusing on the specific performance of the Fund. The Board concluded that Fund performance was acceptable in light of the previous factors and noted it expects the Fund will continue to grow as part of the Sub-Adviser’s rebalancing of clients’ accounts.

Quantified Market Leaders Fund

The Board noted that Market Leaders (as measured by Investor Class shares) underperformed the Wilshire 5000 Index for the one-year, three-year, five-year and since inception periods ended March 31, 2022. The Trustees further found the Fund outperformed the Morningstar Tactical Allocation category for the three- and five-year periods, while underperforming for the one-year period. The Board note that recent performance was somewhat concerning, but that the nature of the Fund’s strategy with a focus on sector rotation, market trends and inflection point trades can lead to periods of underperformance. The Board noted that the Sub-Adviser may be able include strategy refinements designed to improve performance and that this was a mitigating factor. The Board concluded that in spite of recent lags, and because of the Fund’s novel nature and strategy it believed performance was acceptable.

Quantified Alternative Investment Fund (and subsidiary)

For Alternative Investment, the Board noted the Fund (as measured by Investor Class shares) underperformed the S&P 500 Index for the one-year and three-year periods ended March 31, 2022. The Board discussed how the Fund’s strategy that can lead to investment in ultra-long futures, thus making it difficult to benchmark. The Trustees further noted the Fund outperformed

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SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

the Morningstar Macro Trading category for the one- three- and five- year periods. The Board acknowledged that the S&P 500 Index does not directly correspond to the Fund’s investment strategy and noted that the Marco Trading category better follows the novel nature of the investment strategy followed for the Fund. The Board concluded performance was acceptable.

Quantified STF Fund

The Board acknowledged the Fund (as measured by Investor Class shares) has lagged its previous periods of strong performance and its benchmark, Nasdaq 100 Index, and the Morningstar Tactical category for the one- and three-year, five-year periods ended March 31, 2022. The Board noted that the Fund’s strategy includes a risk management element that attempts to deliver on reducing return risk in down trending markets while amplifying exposure in up trending market. It was acknowledged by the Board that the signals utilized in the STF Strategy are not always correct, and that the Morningstar Tactical Sector is not a perfect index for comparison. The Board concluded performance was acceptable when viewed from a long-term perspective, in spite of recent underperformance.

Quantified Tactical Fixed Income Fund

For the one-year period ended March 31, 2022, the Board noted Tactical Fixed (as measured by Investor Class shares) outperformed its benchmark, Bloomberg Aggregate Bond Index, and the Morningstar Nontraditional Bond category. The Trustees noted the Fund had produced a positive since-inception return. The Board concluded that a longer time period is warranted to genuinely assess the Fund’s performance, but concluded performance is considered acceptable.

Quantified Evolutions Plus Fund (and Subsidiary)

The Board reviewed the Fund’s performance (as measured by Investor Class shares) for the one-year period ended March 31, 2022, and noted the Fund lagged the S&P 500, while outperforming the Morningstar Tactical Allocation category. The Trustees note the Fund lagged the S&P 500 for the since-inception period as well. The Trustees discussed the wide-ranging and novel nature of the Fund’s capital appreciation seeking strategy and observed that the Fund does not follow an index-tracking strategy and therefore, swings in performance are to be expected. The Board concluded that a longer time is needed to genuinely assess the Fund’s performance, but concluded performance is considered acceptable.

Quantified Common Ground Fund

For the one-year period ended March 31, 2022, the Common Ground Fund (as measured by Investor Class shares) outperformed its benchmarks, S&P 1500, and the Morningstar Mid-Cap Blend category. The Board noted that since inception the Fund lagged the S&P 1500 by 2.24% reflecting weaker longer-range performance. The Board determined that short term performance was improved and that it will take a long-term perspective on performance. It deemed performance acceptable and agreed to continue to monitor performance.

Quantified Pattern Recognition Fund

For the one-year period ended March 31, 2022, the Board noted Fund (as measured by Investor Class shares) lagged its benchmarks S&P 500, and the Morningstar Allocation 50% to 70% Equity category. The Trustees found that year to date the Fund was +10.60%. The Board discussed and took into consideration the Sub-Adviser’s ongoing refinement of the Fund’s strategy in attempt to capture returns during various market cycles. The Board determined a longer time period of performance is helpful to genuinely assess the Fund’s performance and agreed to monitor the Fund’s performance, and concluded performance was nonetheless acceptable.

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June 30, 2022

Quantified Tactical Sectors Fund

The Board reviewed the Fund’s performance (as measured by Investor Class shares) from March 4, 2021 (commencement of operations) through March 31, 2022 and recognized its tough start, as it significantly lagged the S&P 500 Index. The Sub-Adviser noted the experienced management team had recognized that the rapid rotation strategy was not working as expected for the Fund and were modifying the strategy accordingly. The Board determined that with only short performance history it was too early to determine how the Fund will perform in the long-term. The Board agreed to reassess the Fund’s performance at a later date, but concluded performance was acceptable.

Quantified Rising Dividend Tactical Fund (April 14, 2021 commencement)

The Board reviewed the Fund’s performance (as measured by Investor Class shares) since April 14, 2021 (commencement of operations) through March 31, 2022 and recognized its positive performance +5.01%. The Trustees noted the Fund lagged the S&P 500 Index for same period. The Board noted the Morningstar World Large Stock Blend category comparison was unavailable, in part, because of the short time period examined. The Board discussed how the Sub-Adviser invests with a mathematical approach to asset selection intended to seek high returns. The Trustees also noted it was not an index fund. The Board determined the with Fund’s short performance history it was too early to determine how the Fund will perform in the long-term. The Board agreed to reassess the Fund’s performance at a later date, but concluded it was acceptable.

Quantified Government Income Tactical Fund (April 15, 2021 commencement)

The Board reviewed the Fund’s performance (as measured by Investor Class shares) since April 15, 2021 (commencement of operations) through March 31, 2022 and recognized that the Fund produced a positive return of 2.80%. The Trustees noted performance significantly outperformed the Bloomberg Aggregate Bond Index for same period. The Board noted the Morningstar Intermediate Core Bond category comparison was unavailable, due in part to the short time period. The Board determined with the Fund’s short performance history it was too early to determine how the Fund will perform in the long-term. The Board agreed to reassess the Fund’s performance at a later date, and concluded it was acceptable.

In summary for the performance of the Quantified Funds and any subsidiaries, the Board felt that with Adviser oversight, under FPI’s portfolio management, all the Quantified Funds and any subsidiaries are expected to continue to provide or begin to provide an acceptable level of investment returns for shareholders over the long term.

Fees and Expenses. As to the costs of the services to be provided to each Quantified Fund by the Adviser and Sub-Adviser, respectively, the Board reviewed and discussed the advisory fee and total operating expenses of each Quantified Fund compared to its peer group and Morningstar category as presented in the Meeting Materials.

For each Quantified Fund, the Board reviewed and considered the split of the Advisory fee between the Adviser and the sub-adviser (the sub-adviser being paid by the Adviser, not the Fund), and determined it was acceptable and reasonable for the services to be provided to the Fund.

Quantified Managed Income Fund

The Board noted that advisory fee of 0.75% for Managed Income was within range of the Morningstar Multisector Bond Category, and well below the maximum management fee. The

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SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

Trustees discussed the net expenses of 1.57% for Investor Class shares and found it was above average of the net expense for the Morningstar Multisector Bond A Class category. With regards to Adviser Class shares, the Trustees noted the net expense ratio of 2.18% was within range and well below the maximum net expenses for the Morningstar Multisector Bond C Class category reasonable range of expenses. The Board concluded that the advisory fee and net expenses for the Managed Income are reasonable.

Quantified Market Leaders Fund

The Board noted that advisory fee of 0.75% for Market Leaders was below average for the Morningstar Tactical Allocations Category, and well below the maximum management fee. The Trustees discussed the net expenses of 1.57% for Investor Class shares and found it was below average for the net expense for the Morningstar Tactical Allocation A Class category. With regards to Adviser Class shares, the Trustees noted the net expense ratio of 2.17% was below the average of the net expense ratio for the Morningstar Tactical Allocation C Class Category. The Board concluded that the advisory fee and net expenses for Market Leaders are reasonable.

Quantified Alternative Investment Fund (and subsidiary)

The Board noted that advisory fee of 0.75% for Alternative Investment was below the average for the Morningstar Macro Trading Category. The Trustees discussed the net expenses of 2.07% for Investor Class shares and found it slightly above the average and within range for net expense for the Morningstar Macro Trading A Class category. With regards to Adviser Class shares, the Board noted the net expense ratio of 2.75% was within range and well below the maximum net expense ratio for the Macro Trading C Class category. The Board concluded that the advisory fee and net expenses for Alternative Investment are reasonable.

Quantified STF Fund

The Board noted that advisory fee of 1.00% for STF was within range and well below the maximum average for the Morningstar Tactical Allocation Category. The Trustees discussed the net expenses of 1.65% for Investor Class shares and found it slightly below the average and well below the maximum net expense for the Morningstar Tactical Allocation A Class category. With regards to Adviser Class shares, the Board noted the net expense ratio of 2.26% was slightly below the average and well below the maximum net expense ratio for the Morningstar Tactical Allocation C Class category. The Board concluded that the advisory fee and net expenses for STF Fund are reasonable.

Quantified Tactical Fixed Income Fund

The Board noted that advisory fee of 1.00% for Tactical Fixed was within range, and well below the maximum management fee for the Morningstar Nontraditional Bond Category. The Board discussed the net expenses of 1.68% for Investor Class shares and found it within range of net expense for the Morningstar Nontraditional Bond A Class category. With regards to Adviser Class shares, the Board noted the net expense ratio of 2.28% was above the average and well below the maximum net expense ratio for the Morningstar Nontraditional Bond C Class category. The Board concluded that the advisory fee and net expenses for Tactical Fixed are reasonable.

Quantified Evolution Plus Fund (and Subsidiary)

The Board noted that advisory fee of 1.00% for Evolution Plus was within range of the Morningstar Tactical Allocation Category. The Trustees discussed the net expenses of 1.66% for Investor Class shares and found it slightly below the average net expense for the Morningstar Tactical Allocation A Class category. With regards to Adviser Class shares, the Board noted the net

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expense ratio of 2.26% was within range of the net expense ratio for the Morningstar Tactical Allocation Class C Class category. The Board concluded that the advisory fee and net expenses for Evolution Plus are reasonable.

Quantified Common Ground Fund

The Board noted that advisory fee of 1.00% for Common Ground was within range of the management fee for the Morningstar Mid-Cap Blend Category. The Trustees discussed the net expenses of 1.69% for Investor Class shares and found it below the maximum and within range of the net expense for the Mid Cap Blend A Class category. With regards to Adviser Class shares, the Board noted the net expense ratio of 2.29% was within range of net expense ratio for the Morningstar Mid Cap Blend C Class category and below the maximum net expenses. The Board concluded that the advisory fee and net expenses for Common Ground are reasonable.

Quantified Pattern Recognition Fund

The Board noted that advisory fee of 1.00% for Pattern Recognition was within range for the Morningstar Allocation 50%-70% Equity category and well below the maximum management fee. The Trustees discussed the net expenses of 1.68% for Investor Class shares and found it within range of the Morningstar Allocation 50%-70% Equity A Class category. With regards to Adviser Class shares, the Board noted the net expense ratio of 2.28% was within range of the Allocation 50%-70% Equity Morningstar C Class category and below maximum net expenses. The Board concluded that the advisory fee and net expenses for Pattern Recognition are reasonable.

Quantified Tactical Sectors Fund

The Board noted that advisory fee of 1.00% for the Fund was within range of the Morningstar Large Blend Category. The Trustees discussed that the net expenses of 1.80% for Investor Class shares and found it within range of the net expense ratios for the Large Blend A Class. With regards to Adviser Class shares, the Board noted the net expense ratio of 2.40% was within range of the net expense ratio for the Morningstar Large Blend C Class category. The Board concluded that the advisory fee and net expenses for Tactical Sector are reasonable.

Quantified Rising Dividend Tactical Fund

The Board noted that advisory fee of 1.00% for the Fund was within range of the Morningstar Large World Large Stock Blend Category. The Trustees discussed the net expenses of 1.66% for Investor Class shares and found it slightly above the range of the net expense ratios for the World Large Stock Blend A Class. With regards to Adviser Class shares, the Board noted the net expense ratio of 2.28% was slightly above range of the net expense ratio for the Morningstar World Large Stock Blend C Class category. The Board concluded that the advisory fee and net expenses for Rising Dividend are reasonable in light of the complexity of the Fund and the fact that the Adviser and Sub-Adviser do not directly control Fund expenses.

Quantified Government Income Tactical Fund

The Board noted that advisory fee of 1.00% for the Fund was slightly above range of the Morningstar Intermediate Core Bond Category. The Trustees discussed the net expenses of 1.68% for Investor Class shares and found it was slightly above range of the net expense ratios for the Intermediate Core Bond A Class category. With regards to Adviser Class shares, The Board noted the net expense ratio of 2.28% was slightly above range of the net expense ratio for the Morningstar Intermediate Core Bond C Class category. The Board concluded that the advisory fee and net expenses for Government Income are reasonable in light of the narrow

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June 30, 2022

strategy of the Morningstar Intermediate Core Bond C Class category constituents and complexity of the Fund and the fact that the Adviser and Sub-Adviser do not directly control Fund expenses.

Profitability of Adviser. The Board reviewed the levels of profits to the Adviser for the most recent fiscal years from each Quantified Fund with respect to advisory fees and from the total relationship with each Quantified Fund. They considered whether profits from each Quantified Fund were reasonable in light of services provided, including the assets levels and payments to the Sub-Adviser, and any reverse breakpoints in fee split fees applicable to the Quantified Funds. The Board, in consultation with counsel noted that current court rulings with respect to profitability suggest up to or even over a 50% profit margin for any adviser or sub-adviser could be acceptable and not considered excessive.

Quantified Managed Income Fund, Quantified Market Leaders Fund, Quantified STF Fund, Quantified Common Ground Fund, Quantified Tactical Fixed Income Fund

With respect to Quantified Funds identified above, the Board noted that after fees paid to the Sub-Adviser, the Adviser operated at a slight profit and a slight profit when taking into account the totality of the relationship with the Funds. The Board considered the split between the Sub-Adviser to be reasonable for services provided. The Board concluded that based on the assets levels and services provided the profit levels for the Adviser are not excessive.

Quantified Alternative Investment Fund, Quantified Evolution Plus Fund, Quantified Pattern Recognition Fund, Quantified Tactical Sectors Fund, Quantified Rising Dividend Tactical Fund and Quantified Government Income Tactical Fund

In discussing the Adviser’s profits with respect to the Quantified Funds listed above, the Board acknowledged the Adviser was operating these Funds at a loss. With respect to Evolution Plus, the Board noted the Adviser was operating at the breakeven point. The Board concluded that any excess profit to the Adviser was currently not a concern, and they would continue to monitor as assets of the Funds grow.

Profitability Sub-Adviser: The Board reviewed the levels of profits to the Sub-Adviser for the most recent fiscal year from each Quantified Fund with respect to sub-advisory fees and from the total relationship with each Fund. With regards to all Quantified Funds, the Board noted that the Sub-Adviser usually charges higher fees from separately managed accounts with similar investment strategies, if any. The Board, in consultation with counsel noted that current court rulings with respect to profitability suggest up to or even over a 50% profit margin for any adviser or sub-adviser could be acceptable and not considered excessive.

Quantified Managed Income Fund

With respect to the Sub-Adviser’s profitability review, the Board noted FPI operated the Fund at a loss when reviewing sub-advisory fees. However, when reviewing the total relationship with the Fund, FPI operated at a slight profit of 2%. The Board concluded that based on the assets levels and services provided, the Sub-Adviser having excess profits it not a current concern.

Quantified Market Leaders Fund

With respect to the Sub-Adviser’s profitability review, the Board noted FPI operated the Fund at a loss when reviewing sub-advisory fees. However, when reviewing the total relationship with the Fund, and other fees earned, Flexible Plan made a slight profit. The Board concluded that based on the assets levels and services provided, the Sub-Adviser having excess profits it not a current concern.

QUANTIFIED FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

Quantified Alternative Investment Fund

With respect to the Sub-Adviser’s profitability review, the Board noted FPI operated the Fund at a loss when reviewing sub-advisory fees, and also saw a loss from the total relationship with the Fund. The Board concluded that based on the assets levels and services provided, the Sub-Adviser having excess profits is not a current concern.

Quantified STF Fund

The Board reviewed the profitability of FPI with respect to the Fund and noted the Sub-Adviser made a small profit from managing the Fund. They further noted that Sub-Adviser’s profit increased to a 26% when including other income earned from their relationship with the Fund. The Board concluded that based on the asset levels and services provided, the Sub-Adviser having excess profits from the Fund is not a current concern.

Quantified Common Ground Fund

In discussing the Sub-Adviser’s profits with respect to the Fund, the Board acknowledged FPI was managing the Fund at a small profit from the sub-advisory fees. However, when taking into account other fees earned, the Board acknowledged the profits to FPI were higher at 27%. The Board determined that this was acceptable for the services provided. The Board concluded that based on the asset levels and services provided, the Sub-Adviser having excess profits is not a current concern.

Quantified Evolution Plus Fund, Quantified Pattern Recognition Fund, Quantified Tactical Fixed Income Fund, Quantified Tactical Sectors Fund, Quantified Rising Dividend Tactical Fund and Quantified Government Income Tactical Fund

In discussing the Sub-Adviser’s profits with respect to the above-mentioned Quantified Funds, the Board acknowledged FPI was managing each Fund at a slight profit from the sub-advisory fees. However, when taking into account other fees earned, the Board acknowledged FPI’s profits were higher at 28%, 27%, 28%, 30%, 29% and 27%, respectively, for Evolution Plus, Pattern Recognition, Tactical Fixed, Sectors Allocation, Rising Dividend, and Government Income. The Board determined that these profits are acceptable for the services provided to each Fund by the Sub-Adviser and below the threshold of concern.

With the fees based on average assets of combined Quantified Funds, even with a slight reverse breakpoint fee schedule, the Board acknowledged it unlikely that the Sub-Adviser will, with respect to sub-advisory fees, or when taking into account the totality of the relationship, experience excess profits from its relationship with the any of the Quantified Funds. The Board stated they will monitor profit levels from each Quantified Fund as FPI continues to build assets of the Quantified Funds.

Economies of Scale. As to the extent to which the Quantified Funds will realize economies of scale, the Adviser reported an estimate of $500 million per Fund to be the minimum asset level required to reach such economies of scale. The Board discussed the Adviser’s expectations for the growth of each Fund and concluded that any material economies of scale were not a concern at present assets levels. The Board also confirmed that economies of scale is not a concern for approval of any sub-advisory agreements.

Conclusion. Counsel assisted the Board throughout the Advisory Agreements and Sub-Advisory Agreements review process. The Board members relied upon the advice of independent counsel, and their own business judgment in determining the material factors to be considered in evaluating each of the Advisory Agreements and Subsidiary Advisory Agreements where

QUANTIFIED FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

appropriate; as well as each Sub-Advisory Agreement and Subsidiary Sub-Advisory Agreement where appropriate. In considering the approval Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreements and Sub-Advisory Agreements.

Quantified Funds
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2022

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held by Trustee During Past Five Years
Charles R. Ranson Born: 1947	Trustee	Indefinite, since November 2012	Principal, Ranson & Associates (business consultancy) ), (since 2003)	21	Northern Lights Fund Trust IV (27 Series) (Since July 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since November 2012	Managing Partner, Independent Channel Advisors, LLC (consultancy practice), (since January 2011)	21	BlueArc Multi-Strategy Fund (Nov. 2014 to Jan. 2018)
David Feldman Born: 1963	Trustee	Indefinite, since September 2017	Independent Consultant (since January 2015). Head of Intermediary Sales, Baron Capital Inc. (February 2010 to December 2014)	21	None

1.	Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 1145 Research Blvd., Suite 530, Rockville, MD 20850. .

2.	The “Fund Complex” consists of the series of the Trust.

Quantified Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address (1) and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During Past 5 Years
Catherine Ayers- Rigsby(3) Born: 1948	Trustee, Chairperson, President	Indefinite; since November 2012	CEO, Advisors Preferred, LLC (since June 2011); President, Ceros Financial Services, Inc. (broker/dealer), (since August 2009); President Atcap Partners, LLC investment adviser) (since July 2011)	21	None
Brian S. Humphrey(4) Born: 1972	Trustee	Indefinite; since November 2012	Managing Director, Ceros Financial Services, Inc. (since January 2011)	21	None
Christine Casares Born: 1975	Treasurer	Indefinite; since May 2019	Vice President, Tax Administration, Ultimus Fund Solutions, LLC (since February 2016); Assistant Vice President, Tax Administration (February 12 January 2016)	N/A	N/A
Angela Holland Born: 1970	Chief Compliance Officer	Indefinite; since July 2020	Chief Compliance Officer, Ceros Financial Services, Inc. (January 2016 to Present), Sales Supervisor/AML Compliance Officer, Ceros Financial Services, Inc. (April 2012 – January 2016); Compliance Manager, Advisors Preferred, LLC (since April 2012); Compliance Manager, AtCap Partners, LLC (investment adviser) (Since April 2012)	N/A	N/A
Richard Malinowski Born: 1983	Secretary	Indefinite; Since November 2012	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since February 2020); Senior Vice President Legal Administration and Counsel , (April 2016 – February 2017) and AVP and Staff Attorney (September 2012 – March 2016)	N/A	N/A
Jeff Meacham Born: 1976	Assistant Treasurer	Indefinite; Since November 2021	Senior Trader Ceros Financial Services, Inc.	N/A	N/A
Daniel Gibson Born: 1984	Assistant Treasurer	Indefinite; Since November 2021	Trader/Dealer & Commissions Specialist, Ceros Financial Services, Inc.	N/A	N/A

1.	Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 1145 Research Blvd., Suite 530, Rockville, MD 20850. .

2.	The “Fund Complex” consists of the series of the Trust.

3.	Ms. Ayers-Rigsby is an interested Trustees because she is an officer of the Trust, an officer of the Trust’s investment adviser and an officer of the Trust’s principal underwriter

4.	Mr. Humphrey is an interested Trustee because he is an officer of the Trust’s principal underwriter.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling toll- free 1-855-647-8268.

PRIVACY NOTICE

Rev. May 2014

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number	■ Purchase History
	■ Assets	■ Account Balances
	■ Retirement Assets	■ Account Transactions
	■ Transaction History	■ Wire Transfer Instructions
■ Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Does Advisors
	Preferred Trust	Can you limit this
Reasons we can share your personal information	share?	sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-862-9686

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-855-647-8268 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-647-8268.

INVESTMENT ADVISOR
Advisors Preferred LLC
1445 Research Blvd., Suite 530
Rockville, MD 20850

SUB-ADVISOR
Flexible Plan Investments, Ltd.
3883 Telegraph Road, Suite 100
Bloomfield Hills, MI 48302

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

QUANT-AR22

(b) Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Felix Rivera is the audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rivera is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 - $134,750

2021 - $128,500

(b)	Audit-Related Fees

2022 - None

2021 - None

(c)	Tax Fees

2022 - $27,500

2021 - $27,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 - None

2021 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

 2022   2021

Audit-Related Fees:             100%  100%

Tax Fees:                                100%  100%

All Other Fees:                      100%  100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $27,500

2021 - $27,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)         Not applicable.

(j)         Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 8/29/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Catherine Ayers-Rigsby

Catherine Ayers-Rigsby, President/Principal Executive Officer

Date ___8/29/22

By (Signature and Title)

/s/ Christine Casares

Christine Casares, Treasurer/Principal Financial Officer

Date 8/29/22